BOND PURCHASE AGREEMENT

$2,000,000 12% SERIES A CONVERTIBLE BONDS

DUE MAY 1, 2009

CHAPEAU, INC.

doing business as

BLUEPOINT ENERGY COMPANY

Dated: April 16, 2004

TABLE OF CONTENTS

Page

Recitals

  1

SECTION 1. DEFINITIONS AND RULES OF CONSTRUCTION

1

1.1.

Definitions

1

1.2.

Construction

5

1.3.

Table of Contents, Titles and Headings

5

SECTION 2.  AUTHORIZATION AND SALE OF SERIES A BONDS

5

2.1.

Authorization of Series A Bonds

5

2.2.

Issuance of Series A Bonds; Exchange

5

2.3.

Closing

5

2.4.

Subsequent Advances

5

2.5.

Use of Proceeds

6

2.6.

Acquisition for Investment

6

SECTION 3.  CERTAIN TERMS OF THE SERIES A BONDS

6

3.1.

General Terms

6

3.2.

Conversion

7

3.3.

Optional Prepayment

7

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

7

4.1.

In General

7

4.2.

Existence and Corporate Matters

7

4.3.

Validity and Effect of Agreement

8

4.4.

Affiliates

8

4.5

Capitalization

8

4.6.

Records

8

4.7.

Officers, Directors, Bank Accounts and Insurance

9

4.8.

Financial Statements

9

4.9.

Undisclosed Liabilities

9

4.10.

Absence of Changes

9

4.11.

Taxes

10

4.12

Issuable Stock

10

4.13.

Title to Property and Assets

10

4.14.

Condition of Personal Property

11

4.15.

Real Property

11

4.16.

List of Contracts and Other Data

11

4.17.

Business Property Rights

11

4.18.

No Breach or Default

12

4.19.

Labor Controversies

12

4.20.

Litigation

12

4.21.

Private Offer

12

i

4.22.

Liabilities Under ERISA

12

4.23.

No Misrepresentation or Omission

13

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF THE HOLDER

13

5.1.

Organization and Authority

13

5.2.

Validity and Effect of Agreement

13

SECTION 6.  CONDITIONS TO CLOSING

13

6.1.

Holder’s Conditions to Closing

13

6.2.

Company’s Conditions to Closing

15

SECTION 7.  AFFIRMATIVE COVENANTS

15

7.1.

General Agreement

15

7.2.

Financial Statements

15

7.3.

Payment of Obligations

16

7.4.

Conduct of Business and Maintenance of Existence

16

7.5.

Maintenance of Property; Insurance

16

7.6.

Inspections and Discussions

17

7.7.

Notices

17

7.8.

Compliance with Law

17

7.9.

Payment of Expenses and Costs

18

SECTION 8.  NEGATIVE COVENANTS

18

8.1.

General Agreement

18

8.2.

Debt

18

8.3.

Payments on Debt to Affiliates

18

8.4.

Issuance of Securities

18

8.5.

Limitation on Specific Liens

19

8.6.

Fundamental Changes; Purchase of Assets

19

8.7.

Dividends

19

8.8.

Prohibition on Sale of Assets

19

8.9.

Guaranties

20

8.10.

Advances and Loans

20

SECTION 9.  EVENTS OF DEFAULT AND REMEDIES

20

9.1.

Events of Default

20

9.2.

Remedies

21

9.3.

Restoration of Rights

22

9.4.

Non-Exclusive Remedies

22

9.5.

Application of Moneys

22

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SECTION 10.  CONVERSION

22

10.1.

Right to Convert

22

10.2.

Exercise of Conversion Privilege

23

10.3.

Fractional Shares

23

10.4.

Conversion Price and Adjustment

23

10.5.

Notice of Conversion Price

26

10.6.

Notice of Distributions and Other Events

26

10.7.

Taxes on Conversion

27

10.8.

Company to Reserve Stock

27

10.9.

Additional Agreements of the Company

27

10.10.

No Rights as Stockholders

28

10.11.

Matters Pertaining to the Warrants

28

SECTION 11.  ADDITIONAL BONDS

28

11.1.

Additional Bonds

28

11.2.

Terms of Additional Bonds

28

11.3.

Compliance With Requirements

28

SECTION 12.  MISCELLANEOUS

29

12.1.

Amendment and Waivers

29

12.2.

Notices

29

12.3.

Matters Pertaining to Holders

29

12.4.

No Waiver, Cumulative Remedies

30

12.5.

Survival of Representation and Warranties

30

12.6.

Successors and Assigns

30

12.7.

Counterparts

30

12.8.

Governing Law

30

12.9.

Choice of Forum

30

12.10.

Further Assurances

30

12.11.

Severability

31

12.12.

Survival of Agreement

31

SCHEDULE OF EXHIBITS

A

Assignment

B

Registration Rights Agreement

C

Schedule of Exceptions

D

Form of Warrant

2.1

Form of Series A Bonds

2.4(a)

Subsequent Closing Dates

2.4(b)

Form of Request Certificate

iii

BOND PURCHASE AGREEMENT

THIS AGREEMENT is made and entered into as of April 16, 2004 by and between CHAPEAU, INC., a Utah corporation (the “Company”), and CALIM BRIDGE PARTNERS I, LLC, a limited liability company organized under the laws of the State of Delaware (the “Holder”).

RECITALS

WHEREAS, the Holder, acting through its manager, has made certain loans to or advances on behalf of the Company for purposes of providing operating capital to the Company (as hereinafter more particularly described, the “Loan”); and

WHEREAS, the Company has requested further funds for its corporate purposes, and the Holder has agreed to lend or invest such additional funds on the basis provided herein; and

WHEREAS, the Company and the Holder have intended that the advances of funds represented by the Loan and such additional loan or investment take the form of convertible interest bearing securities with the terms and the features provided in this Agreement (as hereinafter more particularly described, the “Series A Bonds”); and

WHEREAS, the Company and the Holder desire at this time to cause the Loan to be converted into the Series A Bonds and provision made for the issuance of additional Series A Bonds all on the terms and conditions described herein,

NOW, THEREFORE, in consideration of the foregoing and the mutual terms and provisions contained herein, the parties hereto agree as follows:

SECTION 1. DEFINITIONS AND RULES OF CONSTRUCTION

1.1.

Definitions.

Capitalized terms when used in this Agreement shall have the following meanings, unless otherwise defined or unless the context otherwise requires:

“Act” means the Delaware General Corporation Law, as amended.

“Additional Bonds” means additional bonds that may be issued from time to time hereafter pursuant to the provisions of Section 11 below.

“Advance” means each advance of principal amount by the Holder in exchange for Series A Bonds pursuant to Section 2.4 below.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, the Person.

“Articles” means the Company’s Articles of Incorporation as amended to the date hereof.

“Assignment” means the assignment of security interests dated as of the date hereof among the Company, Calim and the Holder pertaining to the assignment of the liens and security interests of the Security Agreement to secure the payment of the Series A Bonds, in the form of Exhibit A to this Agreement.

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“Authorized Denominations” means $1,000 and integral multiples thereof.

“Board” means the Board of Directors of the Company.

“Business Day” means any day other than a Saturday, a Sunday, a State or United States holiday, or any other date upon which financial institutions in the City of New York, New York, are authorized or required by law or executive order to remain closed.

“Bylaws” means the Company’s Bylaws as amended to the date hereof.

“Calim” means Calim Private Equity, LLC, a Delaware limited liability company and an Affiliate of the Holder.

“Closing” means the Initial Closing and each Subsequent Closing.

“Closing Date” means the date on which each Closing occurs.

“Collateral” means the property of the Company subject to the security interest of the Holder pursuant to the Security Agreement and the Assignment.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the shares of the Company’s Common Stock, par value $0.001 each, authorized under the Articles.

“Company” means Chapeau, Inc., a Utah corporation.

“Conversion” means the conversion by the Holder, in whole or in part, of Series A Bonds for Units in accordance with Section 10 below.

“Conversion Date” means any Business Day on which the Holder submits a Series A Bond to the Company for Conversion.

“Conversion Price” means the price at which Series A Bonds may be converted into Units, determined and subject to adjustment as provided in Sections 10.4 and 10.5 below.

“Convertible Securities” means rights to subscribe for or to purchase, or options for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock.

“Debt” means, as to any Person, at a particular time, all items which would, in conformity with generally accepted accounting principles, be classified as liabilities (whether short term, long term, contingent or otherwise) on a balance sheet of the Person at such time.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Event of Default” means any of the events specified in Section 9.1 below.

“Exchange” means the exchange of the Loan for the Series A Bonds that occurs on the Initial Closing Date pursuant to Section 2.2 below.

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“Financial Statements” means, collectively (i) the audited consolidated balance sheets of the Company as of June 30, 2003, and the related consolidated statements of operations, changes in stockholders’ equity (deficit) and cash flows for the years then ended, and (ii) the unaudited consolidated balance sheet and statement of operations of the Company for the period ended December 31, 2003.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, including without limitation county, city, village, town or district, any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing.

“Holder” means, collectively, Calim Bridge Partners I, LLC, as initial holder of the Series A Bonds, and its successors and assigns.

“Initial Closing” means the simultaneous cancellation of the Loan and the issuance and delivery by the Company of the Initial Series A Bonds on the Initial Closing Date to the Holder in consideration thereof, as well as the performance of the other actions contemplated by this Agreement in connection therewith.

“Initial Closing Date” means the date on which the Initial Closing occurs.

“Interest Payment Date” means each October 16 and April 16, when accrued and unpaid interest on the Series A Bonds is due and payable, commencing October 16, 2004.

“Initial Series A Bonds” means the $1,435,000 aggregate principal amount of Series A Bonds to be issued to the Holder on the Closing Date in respect of the Loan.

“Issuable Stock” means, collectively, the Common Stock which will be issuable to the Holder upon a Conversion or the exercise of a Warrant.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including without limitation any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law.

“Loan” means the $1,435,000 outstanding principal amount of advances of operating capital made to the Company by Calim on behalf of the Holder pursuant to the Prior Documents.

“Loan Agreement” means the letter loan agreement between the Company and Calim on behalf of the Holder dated August 14, 2002, as amended by letter on December 2, 2002, pursuant to which the Holder made the Loan to the Company.

“Maturity Date” means May 1, 2009, the date when the Series A Bonds mature in accordance with their terms.

“NASD” means the National Association of Securities Dealers, Inc., or its successor.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

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“Note” means the Company’s promissory note dated August 14, 2002, as amended by allonge dated December 2, 2002, payable to Calim on behalf of the Holder.

“Origination Fee” means a fee equal to four percent of the maximum authorized amount of the Series A Bonds to be paid by the Company to the Holder at the Initial Closing in consideration of the Holder’s agreement to purchase the Series A Bonds on the terms and conditions specified herein.

“Person” means any natural person, corporation, partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or any other organization or entity, whether or not legal entities, and Governmental Authorities.

“Preferred Stock” means the shares of the Company’s Preferred Stock, par value $0.001 each, authorized under the Articles.

“Prior Documents” means, collectively, the Note, the Loan Agreement and the Security Agreement.

“Registration Rights Agreement” means the registration rights agreement dated as of the date hereof between the Company and the Holder pertaining to the registration of the Common Stock under certain circumstances, a copy of which is attached as Exhibit B to this Agreement.

“Request Certificate” means a certificate in the form attached as Exhibit 2.4(b) to this Agreement, requesting an Advance to be delivered by the Company to the Holder pursuant to Section 2.4(b) below.

“Schedule of Exceptions” means the schedule of exceptions to the Company’s representations and warranties under Section 4 of this Agreement, attached as Exhibit C to this Agreement.

“Security Agreement” means the security agreement from the Company to Calim on behalf of the Holder dated August 14, 2003, pursuant to which the Collateral was pledged to secure payment of the Loan.

“Series A Bonds” means the Company’s $2,000,000 12% Series A Convertible Bonds due May 1, 2009 authorized to be issued to the Holder pursuant to Section 2.2 below.

“State” means the State of Delaware.

“Unit” means a unit comprised of one share of Common Stock and one Warrant issuable in exchange for Series A Bonds upon Conversion in accordance with Section 10 below.

“United States” means the government of the United States of America.

“Warrants” means the Company’s warrants to acquire shares of Common Stock issuable together with shares of Common Stock as Units upon Conversion, substantially in the form of Exhibit D to this Agreement.

1.2.

Construction.

Unless otherwise provided or the context otherwise requires (i) the gender (or lack of gender) of all words used in this Agreement includes the masculine, feminine and neuter; (ii) the word “including” means “including without limitation”; (iii) references to Sections refer to Sections of this Agreement; and (iv) references to Exhibits are to the Exhibits attached to this Agreement, each of which is made a part hereof for all purposes.

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1.3.

Table of Contents, Titles and Headings.

The table of contents, titles and headings of this Agreement are for convenience of reference only and shall in no way modify or restrict any of the terms or provisions hereof and shall never be considered or given any effect in construing this Agreement or any provision hereof.

SECTION 2.  AUTHORIZATION AND SALE OF SERIES A BONDS

2.1.

Authorization of Series A Bonds.

The Series A Bonds are hereby authorized to be issued by the Company, to be designated the Company’s “12% Series A Convertible Bonds due May 1, 2009,” in the original principal amount of, but subject to Section 2.4(b) below, $2,000,000.  Each of the Series A Bonds shall be in substantially the form of Exhibit 2.1 to this Agreement.

2.2.

Issuance of Series A Bonds; Exchange.

In consideration of the agreement by the Holder to cancel the Loan in the Exchange, at the Initial Closing the Company agrees to issue to the Holder Series A Bonds in the original principal amount of $1,435,000.

2.3.

Closing.

(a)

The Initial Closing and the issuance of the Initial Series A Bonds shall occur by delivery of the Initial Series A Bonds against cancellation of the Loan and surrender of the Note, and the payment for the balance of the principal amount of the Series A Bonds as provided in Section 2.2 above at 10:00 a.m., mountain daylight time, on April 16, 2004 at the offices of the Holder in Aspen, Colorado, or at such other place and time as the Company and the Holder may otherwise reasonably determine. At the Initial Closing, t he Company shall issue one certificate representing the Initial Series A Bonds to the Holder.

(b)

In consideration of the agreements of the Holder in this Agreement, at the Initial Closing the Company shall execute and deliver to the Holder counterparts of the Registration Rights Agreement and the Assignment.

2.4.

Subsequent Advances.

(a)

The aggregate principal amount of Series A Bonds remaining unissued subsequent to the

Initial Closing shall be issued by the Company, and paid for by the Holder, on the respective Subsequent

Closing Dates and in the respective amounts as specified on Exhibit 2.4(a) to this Agreement, subject to the other terms and provisions of this Agreement.

(b)

The obligation of the Holder to pay for Series A Bonds on each Subsequent Closing Date shall be subject to the satisfaction of the applicable conditions specified in Section 6.1 below, including without limitation delivery by the Company to the Holder, within two Business Days immediately preceding each scheduled Subsequent Closing Date, a Request Certificate, with all statements made by the Company therein being true and correct when made and on the related Subsequent Closing Date. In the event the Company desires an Advance on a date other than a scheduled Subsequent Closing Date, it shall furnish the Holder with a Request Certificate no later than five Business Days prior to the requested Subsequent Closing Date, and the Holder shall have the discretion to determine whether to make an Advance on such requested Subsequent Closing Date.

5

(c)

 Payment for Series A Bonds on a Subsequent Closing Date shall be made by wire transfer or immediately available funds to or at the direction of the Company against delivery of Series A Bonds in an aggregate principal amount equal to the amount of the applicable Advance to or at the direction of the Holder.

2.5.

Use of Proceeds.

(a)

The proceeds received by the Company from the sale of the Initial Series A Bonds shall be or have been, as applicable, used by the Company for working capital and other general obligations of the Company.

(b)

The proceeds received by the Company from each subsequent sale of the Series A Bonds shall be used by the Company for the purposes specified in the certificate furnished in connection with each applicable Advance pursuant to Section 2.4(b) above..

2.6.

Acquisition for Investment.

(a)

The Holder acknowledges that the Series A Bonds are not being registered under the provisions of the 1933 Act, and may be resold, conveyed or otherwise transferred by the Holder only if subsequently registered under the 1933 Act or pursuant to an exemption from such registration requirements.  The Holder represents to the Company that it is acquiring the Series A Bonds for its own account and for investment purposes and not with a view to or for sale in connection with any distribution of the Series A Bonds, subject to any requirement of law that the disposition of the Series A Bonds shall at all times be within the control of the owners thereof.

(b)

The certificates representing the Series A Bonds shall contain restrictive legends in form and substance as determined by counsel to the Holder and counsel to the Company; and such legends shall remain on the certificates until such time as such counsel shall determine that the restrictions referenced therein are no longer applicable in whole or in part.

SECTION 3.  CERTAIN TERMS OF THE SERIES A BONDS

3.1.

General Terms.

(a)

The Series A Bonds shall be dated the Closing Date on which they are issued and shall mature on the Maturity Date.  Interest shall accrue on the original principal amount of the Series A Bonds from the applicable Closing Date, and be payable semiannually on each Interest Payment Date, commencing with October 16, 2004 and concurrently with principal upon the Maturity Date or date of prior redemption, at the rate of 12  percent per annum.  Interest shall accrue and compound on the basis of a 360 day year of 12 months of 30 days each.

(b)

Subject to any restrictions that may be contained in the 1933 Act or any other restrictions that may be provided by applicable laws, the Series A Bonds shall be freely transferable by the Holder, at any time, in whole or in part.  In particular, it is understood that the Holder may transfer all or a portion of the Series A Bonds owned by it, as well as its rights and obligations under this Agreement, to an Affiliate.

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3.2.

Conversion.

The Series A Bonds shall be convertible into Units on the basis and subject to the terms provided in Section 10 below and as otherwise specified in the Series A Bonds.

3.3.

Optional Prepayment.

(a)

The Series A Bonds shall be subject to prepayment by or on behalf of the Company prior to the Maturity Date only as provided in this Section 3.3.

(b)

The Series A Bonds may be prepaid by or on behalf of the Company on or on any Business Day subsequent to May 1, 2006 and prior to the Maturity Date, in whole or in part in Authorized Denominations, upon 45 days’ prior written notice to the Holder at a price equal to the original principal amount thereof plus all accrued and unpaid interest thereon to the date of prepayment.

(c)

The pending prepayment of the Series A Bonds shall not effect the ability of a Holder to convert all or a portion of its Series A Bonds into Units in compliance with the provisions of Section 10 below.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

4.1.

In General.

To induce the Holder into making its covenants and agreements contained herein and to purchase the Series A Bonds, the Company makes the following representations and warranties to the Holder, each of which is true and correct in all respects except as expressly provided otherwise in the Schedule of Exceptions.

4.2.

Existence and Corporate Matters.

The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Utah. The Company is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of the State of California and all other jurisdictions in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary. The Company has all requisite corporate power and authority to own its properties and carry on its business as now conducted. The Company is not in default with respect to any order of any Governmental Authority to w hich it is a party or are subject, and the Company is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject. The Company has obtained all licenses, permits and other authorizations and has taken all actions required by applicable laws or governmental regulations in connection with its business as now conducted.

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4.3.

Validity and Effect of Agreement.

This Agreement and its execution, delivery and performance by the Company has been duly authorized by all requisite corporate action; and it constitutes, and all agreements and documents contemplated hereby when executed and delivered pursuant hereto for value received will constitute, the valid and legally binding obligations of the Company enforceable in accordance with their terms, except that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws of general application now or hereafter in effect relating to the enforcement of creditors’ rights generally and except that the remedies of specific performance, injunction and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding therefor may be brought.  The execution and delivery of this Agreement does not and the consummation of the transactions contemplated hereby will not (i) require the consent of any third party; (ii) result in the breach of any term or provision of, or constitute a default under, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or the lapse of time or both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any part of the property of the Company pursuant to any provision of, any order, judgment, arbitration award, injunction, decree, indenture, mortgage, lease, license, lien, or other agreement or instrument to which the Company is a party or by which it is bound, or violate or conflict with any provision of the Articles or Bylaws.

4.4.

Affiliates.

The Company does not own, directly or indirectly, a majority or controlling interest in any corporation, business trust, joint stock company, partnership or other business organization or association.

4.5

Capitalization.

The Company has authorized capital stock consisting solely of (i) 325,000,000 shares of Common  Stock, of which 22,822,040 shares are presently issued and outstanding, and (ii) 5,000,000 shares of Preferred Stock, of which none are presently issued and outstanding. Except for rights granted pursuant to this Agreement and as otherwise described in Section 4.5 of the Schedule of Exceptions (x) none of the foregoing classes of the Company’s capital stock are subject to any preemptive right or the terms of any agreement or contract restricting or otherwise governing the issuance thereof and (y) there are no outstanding rights, warrants, options, subscriptions, agreements or commitments giving anyone any right to require the Company to sell or issue any capital stock or other securities.

4.6.

Records.

The corporate minute book of the Company contains true and complete copies of the Articles and the Bylaws and the minutes of all meetings of directors and shareholders and certificates reflecting all actions taken by the directors or shareholders without a meeting, from the date of incorporation of the Company to the date of this Agreement.

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4.7.

Officers, Directors, Bank Accounts and Insurance.

The officers and directors of the Company are as set forth in Section 4.7 of the Schedule of  Exceptions.  Section 4.7 of the Schedule of Exceptions also sets forth (i) the name of each bank, savings institution or other Person with which the Company has an account or safe deposit box and the names and identification of all persons authorized to drawn thereon or to have access thereto; (ii) the names of all Persons, if any, holding powers of attorney from the Company and a summary statement of the term s thereof; and (iii) a list of all insurance policies owned by the Company, together with a brief statement of the coverage thereof.

4.8.

Financial Statements.

The Financial Statements fully and fairly set forth the financial condition of the Company as of the dates indicated, and the results of its operations for the periods indicated, in accordance with generally accepted accounting principles consistently applied, except as otherwise stated therein.

4.9.

Undisclosed Liabilities.

The Company has no liabilities or obligations whatsoever, either accrued, absolute, contingent or otherwise, which are not reflected or provided for in the Financial Statements except (i) those arising after the date of the latest of the Financial Statements which were incurred in the ordinary course of business, in each case in normal amounts and none of which is materially adverse, and (ii) as and to the extent specifically described in the Exhibits to this Agreement.

4.10.

Absence of Changes.

(a)

Since the date of the latest of the Financial Statements, the Company has not:

(i)

Incurred any obligation or liability (fixed or contingent), except normal trade or business obligations incurred in the ordinary course of business and consistent with past practice, none of which is materially adverse, and except in connection with this Agreement and the transactions contemplated hereby;

(ii)

Discharged or satisfied any lien, security interest or encumbrance or paid any obligation or liability (fixed or contingent), other than in the ordinary course of business and consistent with past practice;

(iii)

Mortgaged, pledged or subjected to any lien, security interest or other encumbrance any of its assets or properties (other than mechanic’s, materialman’s and similar statutory liens arising in the ordinary course of business and purchase money security interests arising as a matter of law between the date of delivery and payment);

(iv)

Transferred, leased or otherwise disposed of any of its assets or properties except for a fair consideration in the ordinary course of business and consistent with past practice or, except in the ordinary course of business and consistent with past practice, acquired any assets or properties;

(v)

Cancelled or compromised any debt or claim, except in the ordinary course of business and consistent with past practice;

(vi)

Waived or released any rights of material value;

(vii)

Transferred or granted any rights under any concessions, leases, licenses, agreements, patents, inventions, trademarks, trade names, service marks or copyrights or with respect to any know-how;

(viii)

Made or granted any wage or salary increase applicable to any group or classification of employees generally, entered into any employment contract with, or made any loan to, or entered into any material transaction of any other nature with, any officer or employee;

(ix)

Authorized the issuance of, issued or agreed to issue or authorize the issuance of any additional shares of its capital stock or any other securities;

(x)

Entered into any transaction, contract or commitment, except this Agreement and the transactions contemplated hereby;

(xi)

Suffered any casualty loss or damage (whether or not such loss or damage shall have been covered by insurance) which affects in any material respect its ability to conduct business; or

(xii)

Declared any dividends or bonuses, or authorized or affected any amendment or restatement of the Articles or Bylaws or taken any steps looking toward its dissolution or liquidation.

(b)

Between the date of this Agreement and each applicable Closing, the Company will not, without the prior written consent of the Holder, do any of the things listed in (a) above.

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4.11.

Taxes.

The Company  (i) has duly and timely filed or caused to be filed all federal, state, local and foreign tax returns (including without limitation consolidated and/or combined tax returns) required to be filed by it prior to the date of this Agreement which relate to the Company or with respect to which the Company or its assets or properties are liable or otherwise in any way subject; (ii) has paid or fully accrued for all taxes shown to be due and payable on such returns (which taxes are all the taxes due and payable under the laws and regulations pursuant to which such returns were filed); and (iii) has properly accrued for all such taxes accrued in respect of the Company or its assets and properties for periods subsequent to the periods covered by such returns.  No deficiency in payment of taxes for any period has been asserted by any taxing body and remains unsettled at the date of this Agreement.

4.12

Issuable Stock.

The Issuable Stock is duly authorized, and upon issuance to the Holder upon a Conversion or the exercise of a Warrant, will be validly issued, fully paid and nonassessable.  The Issuable Stock is subject to no restrictions with respect to transferability other than as specified in Section 2.6 above.

4.13.

Title to Property and Assets.

The Company has good and marketable title to all of the properties and assets used by it in the conduct of its business (including without limitation the Collateral and the properties and assets reflected in the latest of the Financial Statements, except any since disposed of for value in the ordinary course of business) and none of such properties or assets is subject to a contract of sale not in the ordinary course of business, or subject to security interests, mortgages, encumbrances, liens or charges of any kind or character, other than that of the Security Agreement.

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4.14.

Condition of Personal Property.

All tangible personal property, equipment, fixtures and inventories included within the assets of the Company or required to be used in the ordinary course of its business are in good, merchantable or in reasonably repairable condition and are suitable for the purposes for which they are used.  All of the inventories and equipment of the Company, including equipment leased to others, are well maintained and in good operating condition.

4.15.

Real Property.

Section 4.15 of the Schedule of Exceptions contains a list of all real property owned by the Company or in which it has a leasehold or other interest.

4.16.

List of Contracts and Other Data.

(a)

Section 4.16 of the Schedule of Exceptions sets forth the following:

(i)

All (A) computer software, patents and registrations for trademarks, trade names, service marks and copyrights which are unexpired as of the date of this Agreement and which are used in connection with the operation of the Company’s business, as well as all applications pending for patents or for trademark, trade name, service mark or copyright registrations, and all other proprietary rights, owned or held by the Company and which are reasonably necessary to, or used in connection with, the business of the Company, and (B) licenses granted by or to the Company  and all other agreements to which the Company  is a party and which relate, in whole or in part, to any items of the categories mentioned in (A) above or to other proprietary rights of the Company  which are reasonably necessary to, or used in connection with, the business of the Company;

(ii)

All collective bargaining agreements, employment and consulting agreements, executive compensation plans, bonus plans, profit-sharing plans, deferred compensation agreements, employee pension or retirement plans, employee stock purchase and stock option plans, group life insurance, hospitalization insurance or other plans or arrangements providing for benefits to employees of the Company; and

(iii)

All contracts, understandings and commitments (including without limitation mortgages, indentures and loan agreements) to which the Company  is a party, or to which any of its assets or properties are subject and which are not specifically referred to in another Section of this Agreement or disclosed in any other Exhibit hereto.

(b)

True and complete copies of all documents and complete descriptions of all material oral understandings, if any, referred to in Schedule 4.16 of the Schedule of Exceptions have been, or will be upon request, provided or made available to the Holder and its counsel.

4.17.

Business Property Rights.

The property referred to in Section 4.16(i) above, together with (i) all designs, methods, inventions and know-how related thereto and (ii) all trademarks, trade names, service marks, and copyrights claimed or used by the Company  which have not been registered constitute all such proprietary rights owned or held by the Company and which are reasonably necessary to, or used in the conduct of the business of the

Company.  The Company  owns or has valid rights to use all such rights without conflict with the rights of others.  No Person has made or, to the knowledge of the Company, threatened to make any claims that the operation of the business of the Company  is in violation of or infringes any business property rights or any other proprietary or trade rights of any third party.  To the knowledge of the Company, no third party is in violation of or is infringing upon any of its business property rights.

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4.18.

No Breach or Default.

The Company is not in default under any contract to which it is a party or by which it is bound, nor has any event occurred which, after the giving of notice or the passage of time or both, would constitute a default under any such contract.  The Company has no reason to believe that the parties to such contracts will not fulfill their obligations under such contracts in all material respects or are threatened with insolvency.  As of the date of this Agreement, the Company is current on all of its Debts and other obligations.

4.19.

Labor Controversies.

The Company  is not a party to any collective bargaining agreement, and there are no controversies between the Company and any of its employees or any unresolved labor union grievances or unfair labor practice or labor arbitration proceedings pending or threatened relating to the Company’s business, and there are not any organizational efforts presently being made or threatened involving any of the Company’s employees. The Company has not received notice of any claim that it has not complied with any laws relating to the employment of labor, including any provisions thereof relating to wages, hours, collective bargaining, the payment of social security and similar taxes, equal employment opportunity, employment discrimination and employment safety, or that the Company is liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing.

4.20.

Litigation.

There are no actions, suits or proceedings with respect to the Company involving claims by or against the Company which are pending or threatened against it, at law or in equity, or before or by any Governmental Authority.  No basis for any action, suit or proceeding exists, and there are no orders, judgments, injunctions or decrees of any Governmental Authority with respect to which the Company  has been named or to which the Company is a party, which apply, in whole or in part, to the business of the Company, or to any of its assets or properties or which would result in any material adverse change in the business or prospects of the Company.

4.21.

Private Offer.

In the 12 month period preceding this Agreement the Company has not, directly or through any agent, offered any Common Stock, Preferred Stock or any similar securities for sale to, or solicited any offers to buy any such security from, or otherwise approached or negotiated in respect of any such security with, any Person other than the Holder.  Neither the Company nor any agent acting on the Company’s behalf has done or caused to be done or will do or cause to be done or omit to do or cause to be done anything which would result in bringing the transactions contemplated by this Agreement within the provisions of Section 6 of the 1933 Act.

4.22.

Liabilities Under ERISA.

The Company has no “accumulated funding deficiency,” within the meaning of ERISA, or any liability to the Pension Benefit Guaranty Corporation established under ERISA in connection with any employee benefit plan established or maintained by the Company.

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4.23.

No Misrepresentation or Omission.

No representation or warranty by the Company in this Section 4 or in any other Section of this Agreement, or in any certificate or other document furnished or to be furnished or to be furnished by the Company pursuant hereto, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading or will omit to state a material fact necessary in order to provide the Holder with accurate information as to the Company.

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF THE HOLDER

5.1.

Organization and Authority.

The Holder is a limited liability company with variable capital organized under the laws of the State.  The execution, delivery and consummation of this Agreement by the Holder has been duly authorized, and no further corporate or other similar authorization is necessary on the part of the Holder.

5.2.

Validity and Effect of Agreement.

This Agreement constitutes, and all agreements and documents contemplated hereby when executed and delivered pursuant hereto for value received will constitute, the valid and legally binding obligations of the Holder enforceable in accordance with their terms, except that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws of general application now or hereafter in effect relating to the enforcement of creditors’ rights generally and except that the remedies of specific performance, injunction and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding therefor may be brought.  The execution and delivery of this Agreement does not and the consummation by the Holder of the transactions contemplated hereby will not (i) require the consent of any third party; (ii) result in the breach of any term or provision of, or constitute a default under, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or the lapse of time or both) any obligation under any contract or agreement to which the Holder is a party or by which it is bound; or (iii) result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any part of the property of the Holder pursuant to any provision of, any order, judgment, arbitration award, injunction, decree, indenture, mortgage, lease, license, lien, or other agreement or instrument to which the Holder is are a party or by which it is bound, or violate or conflict with any provision of its organizational or other governing corporate documents.

SECTION 6.  CONDITIONS TO CLOSING

6.1.

Holder’s Conditions to Closing.

(a)

The obligation of the Holder to (i) with respect to the Initial Closing, make the Exchange and surrender the Loan to the Company, and (ii) with respect to each Subsequent Closing, purchase the applicable Series A Bonds, shall be subject to and conditioned upon the satisfaction at the Closing of each of the following conditions:

(i)

All representations and warranties of the Company contained in this Agreement and the Exhibits hereto shall be true and correct in all material respects at and as of the Closing Date, the Company shall have performed all agreements and covenants and satisfied all conditions on its part to be performed or satisfied by the Closing Date pursuant to the terms of this Agreement;

(ii)

There shall have been no material adverse change since the date of the latest of the Financial Statements in the financial condition, business or affairs of the Company, and the Company shall have suffered no material loss (whether or not insured) by reason of physical damage caused by fire, earthquake, accident or other calamity which substantially affects the value of its assets, properties or business;

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(iii)

The Company shall have delivered to the Holder a certificate of the Secretary of State (or other authorized officer as may be applicable) of each of the State of Utah and the State of California certifying as of a date reasonably close to the Closing Date that the Company has filed all required reports, paid all required fees and taxes, and is, as of such date, in good standing and authorized to transact business as a domestic and, in the case of the State of California, foreign, corporation; provided that with respect to Subsequent Closings, if any certificate furnished pursuant hereto for a prior Closing is, on its face, valid for a period extending beyond the applicable Subsequent Closing Date, then the Company shall not be required to provide another such certificate for such Subsequent Closing;

(iv)

The Company shall have delivered to the Holder certificates and other instruments representing all of the Series A Bonds to be issued at the applicable Closing, executed by an authorized officer or officers of the Company in favor of the Holder, free and clear of all security interests, liens, encumbrances and adverse claims, other than those expressly created or continued hereunder;

(v)

Neither any investigation of the Company by the Holder, nor the Exhibits attached hereto or any supplement thereto nor any other document delivered to the Holder as contemplated by this Agreement, shall have revealed any facts or circumstances which, in the reasonable judgment of the Holder and regardless of the cause thereof, reflect in a materially adverse way on the Company or its financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business, operations or prospects; provided that the foregoing shall apply only to facts and circumstances reflecting in a materially adverse way on the Company specifically, and not facts or circumstances generally affecting the Company’s industry or the general economy;

(vi)

The approval and all consents from third parties and Governmental Authorities required to consummate the transactions contemplated hereby shall have been obtained;

(vii)

No suit, action, investigation, inquiry or other proceeding by any Governmental Authority or other Person, or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby;

(viii)

As of the Closing, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by any Governmental Authority of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as so provided or imposing any conditions on the consummation of the transactions contemplated hereby, which is unduly burdensome on the Holder;

(ix)

The Holder shall have received (i) with respect to the Initial Closing, executed counterparts of the Registration Rights Agreement and the Assignment, and (ii) with respect to each Subsequent Closing, a properly completed Request Certificate; and

(x)

The Company shall have paid, or made provision for payment, of the costs and expenses incurred by the Holder in connection with the negotiation, execution, delivery and performance of this Agreement, including without limitation the fees and expenses of legal counsel to the Holder on the basis specified in Section 7.9 below.

(b)

At the Initial Closing, the Company shall (i) furnish the Holder with a certificate of the secretary of the Company (A) attaching a true and correct copy of resolutions of the Board authorizing the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Assignment; (B) certifying as to the incumbency of the members of the Board and the officers of the Company; and (C) certifying as to the accuracy of clauses (a)(i), (ii), (vi), (vii) and (viii) above; (ii) pay to the Holder the Origination Fee; and (iii) pay to the Holder all accrued and unpaid interest on the Loan to and including the Initial Closing Date.

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6.2.

Company’s Conditions to Closing.

The obligation of the Company to issue and deliver the Series A Bonds to the Holder shall be subject to and conditioned upon the satisfaction at the Closing of each of the following conditions:

(i)

All representations and warranties of the Holder contained in this Agreement shall be true and correct in all material respects  at and as of the Closing Date and the Holder shall have performed all agreements and covenants and satisfied all conditions on its part to the performed or satisfied by the Closing Date pursuant to the terms of this Agreement;

(ii)

With respect to the Initial Closing, the Holder shall have executed and delivered to the Company an instrument or instruments canceling the Loan, and shall have returned the Note to the Company marked “paid” or “cancelled”;

(iii)

The approval and all consents from third parties and Governmental Authorities required to consummate the transactions contemplated hereby shall have been obtained;

(iv)

No suit, action, investigation, inquiry or other proceeding by any Governmental Authority or other Person, or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby; and

(v)

As of the Closing, there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by any Governmental Authority of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as so provided or imposing any conditions on the consummation of the transactions contemplated hereby, which is unduly burdensome on the Company.

SECTION 7.  AFFIRMATIVE COVENANTS

7.1.

General Agreement.

The Company hereby agrees that so long as this Agreement remains in effect, or any of the Series A  Bonds remains outstanding and unpaid it will follow, observe and comply with the covenants contained in this Section 7, unless the prior written consent of the Holder is first obtained; it being understood that the consent of the Holder may be given or withheld in its sole and absolute discretion.

7.2.

Financial Statements.

(a)

The Company shall furnish to the Holder:

(i)

As soon as available, but in any event within 120 days after the end of the fiscal year of the Company copies of the audited consolidated balance sheet of the Company as at the end of such year and the related statements of income and retained earnings and changes in financial position for such year, as applicable, setting forth in each case in comparative form the figures for the previous year;

(ii)

As soon as available, but in any event not later than 60 days after the end of each quarter of the fiscal year of the Company, the unaudited consolidated balance sheets of the Company as of the end of each such quarter and the related unaudited consolidated statements of income and retained earnings of the Company for such quarterly period and the portion of the fiscal year through such date, certified by a responsible officer of the Company; and

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(iii)

As soon as available, and in any event within 15 Business Days after the end of each calendar month, the unaudited consolidated balance sheets of the Company as of the end of each such month and the related unaudited consolidated statements of income and retained earnings of the Company for such monthly period.  Until August 1, 2004, the Company may provide internal or other management reports detailing the consolidated balance sheets and statements of income for each month, as available or as may be developed, in lieu of providing the unaudited consolidated balance sheets and the related unaudited consolidated statements of income and retained earnings of the Company for such monthly period.

(b)

The Company shall use reputable and competent independent certified public accountants for the review and audit, as applicable, of the financial statements to be provided in connection with this Agreement.

7.3.

Payment of Obligations.

The Company shall pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, all of its Debts and other obligations of whatever nature, except when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and, with respect to any Debt or obligation the contested amount of which exceeds $50,000, the Holder has been furnished with an opinion letter from the Company’s legal counsel that the Company has a bona fide defense to the Debt being contested and that the Company is contesting such Debt in good faith and in appropriate proceedings.

7.4.

Conduct of Business and Maintenance of Existence.

The Company shall continue to engage in business of the same general type as now conducted by it, and preserve, renew and keep in full force and maintain all rights, privileges and franchises necessary or, in the reasonable discretion of the Company, desirable in the normal conduct of its business; comply with all contractual obligations and requirements of law except to the extent that the failure to comply therewith would not, in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of the Company.

7.5.

Maintenance of Property; Insurance.

The Company shall do or cause to be done all things necessary to maintain all of its property and assets (including, where so obligated, property leased by it) in good condition and make all needful and, in the reasonable discretion of the Company, proper renewals, replacements, additions, betterments and improvements thereto.  The Company shall observe and perform all obligations under any applicable leases of property such that the business carried on in connection therewith may be conducted properly and efficiently at all times.  In addition, the Company shall keep adequately insured, by financially sound and reputable insurers, all of its property of a character usually insured by companies engaged in the same or a similar business similarly situated against loss or damage, and carry, with such insurers in customary amounts such other insurance, including public liability and product liability insurance, as is usually carried by companies engaged in the same or similar business similarly situated.

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7.6.

Inspections and Discussions.

The Company shall keep proper books of records and account in which full, true and correct entries in conformity with generally accepted accounting principles, consistently applied, and all requirements of law shall be made of all dealings and transactions in relation to its business and activities.  The Company shall permit representatives of the Holder to visit and inspect any of their respective books and records at any reasonable time and as often as may reasonably be desired, and to discuss the business, operations, properties and financial and other condition of each with its responsible officers and employees and with its independent certified public accountants.

7.7.

Notices.

(a)

The Company shall promptly give notice to the Holder:

(i)

Of the occurrence of any breach by it of a covenant, obligation or agreement of it hereunder or under the terms of the Series A Bonds, or the occurrence of an Event of Default or an event which, with the passage of time or the provision of notice or both, would constitute an Event of Default;

(ii)

Of any (A) default or event of default under any contractual obligation of the Company or failure to comply with any plan of arrangement or (B) litigation, investigation or proceeding which may exist at any time between the Company and any Governmental Authority, which in either case, if adversely determined, would have a material adverse effect on the business, operations, property or financial or other condition of the Company;

(iii)

Of any litigation or proceeding affecting the Company not fully covered by insurance or in which injunctive or similar relief is sought;

(iv)

Together with copies thereof and the reasonable opportunity to be present, in advance of all meetings of the Board and of the Company’s shareholders;

(v)

Together with copies thereof, of all notices and correspondence furnished to its shareholders generally and any reports, notices or filings made by it with the Commission or any state securities commission; and

(vi)

Of a material adverse change in the business, operations, property or financial or other condition of the Company.

(b)

Each notice given pursuant to (a) above shall be accompanied by a statement of a responsible officer of the Company setting forth details of the occurrence referred to therein and stating what action the Company propose to take with respect thereto.  The Holder shall not be required to respond to any such notice and the silence or other failure of the Holder to respond or inquire shall not be construed as approval or consent of any action proposed to be taken.

7.8.

Compliance with Law.

The Company shall comply in all material respects with all legal requirements and other obligations imposed upon it by all Governmental Authorities of applicable jurisdiction.

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7.9.

Payment of Expenses and Costs.

The Company will pay all costs and expenses of the Holder (including without limitation the reasonable attorneys’ fees of legal counsel) and of the Company (including without limitation all commissions and other compensation due any Person in connection with the consummation of this Agreement) in connection with the enforcement or preservation of the Holder’s rights under this Agreement, the Series A Bonds, Assignment, the Registration Rights Agreement and/or any documents relating hereto or thereto.  In addition, the Company will pay all costs and expenses (including without limitation the reasonable attorneys’ fees of legal counsel in an amount not to exceed $15,000) in connection with the preparation, execution and delivery of this Agreement and all such related documents and any and all amendments, modifications and supplements thereof or thereto, whether or not the issuance and sale of the Series A Bonds or other transactions contemplated hereby or thereby are consummated.

SECTION 8.  NEGATIVE COVENANTS

8.1.

General Agreement.

The Company hereby agrees that so long as this Agreement remains in effect, or any of the Series A Bonds remains outstanding and unpaid it will not breach any of the covenants contained in this Section 8, without the prior written consent of the Holder first being obtained; it being understood that the consent of the Holder may be given or withheld in its sole and absolute discretion.

8.2.

Debt.

The Company shall not create, incur, assume or suffer to exist any Debt, except:

(i)

Debt in respect of the Series A Bonds;

(ii)

Debt existing on the date hereof and reflected in the Financial Statements;

(iii)

Normal accruals of trade and other obligations of the Company incurred by it in the ordinary course of business; and

(iv)

After at least ten days’ prior written notice to the Holder, Debt for money borrowed for the purchase of equipment or other capital assets to be used by the Company in the conduct of its business.

8.3.

Payments on Debt to Affiliates.

The Company shall not make any payments on Debt owed to Affiliates at any time if, at the time of or immediately following such payment, the Company is not or would not be in compliance with its obligations under this Agreement and the Series A Bonds; provided that, in the event that Calim or its Affiliates would be considered Affiliates of the Company, this provision shall not apply.

8.4.

Issuance of Securities.

Other than (i) with respect to the exercise of warrants, options or commitments disclosed in Section 4.5 of the Schedule of Exceptions and (ii) as provided by the terms of this Agreement,  the Company shall not issue any Common Stock, Preferred Stock, rights, options, warrants, stock rights, debentures, instruments, commercial paper, stock or other securities of any kind.

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8.5.

Limitation on Specific Liens.

The Company shall not create, incur, assume or suffer to exist any Lien upon any of the Collateral or any of its other property, assets or revenues, whether now owned or hereafter acquired, except:

(i)

Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company, as the case may be, in accordance with generally accepted accounting principles, consistently applied;

(ii)

Carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings;

(iii)

Pledges or deposits in connection with workmen’s compensation, unemployment insurance and other social security legislation;

(iv)

Liens existing on the date hereof or which are reflected in the Financial Statements;

and

(V)

Purchase money security interests that may be created in connection with any Debt permitted pursuant to Section 8.2(iv) above.

8.6.

Fundamental Changes; Purchase of Assets.

The Company shall not enter into any transaction of merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or acquire by purchase or otherwise, any fixed assets exceeding $50,000 in cost or in value, whether individually or, in one transaction or series of related transactions, in the aggregate or make any material change in its present method of conducting business.

8.7.

Dividends.

The Company shall not declare any dividends on, or make any payment on account of, or set apart assets for a sinking or other analogous fund, for the purchase, redemption, retirement or other acquisition of any shares of any class of stock of the Company, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company; and the Company will not permit any Affiliate to make any payment on account of, or purchase or otherwise acquire any share of any class of stock of the Company from any Person.

8.8.

Prohibition on Sale of Assets.

The Company shall not sell, lease, assign, transfer or otherwise dispose of all or any material portion of its assets whether now owned or hereafter acquired, except for dispositions of assets no longer used or useful in its business which are sold, leased or otherwise disposed of in the ordinary course of business for appropriate value.

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8.9.

Guaranties.

The Company shall not guarantee, endorse or otherwise assume the obligations of any Person, except, and subject to the other provisions of this Agreement, in the ordinary course of business, or purchase or otherwise acquire the obligations, assets or securities of any Person.

8.10.

Advances and Loans.

The Company shall not make advances, loans or extensions of credit to any shareholder of the Company, any Affiliate or other Person, other than as may be incurred in the ordinary course of the Company’s business as conducted on the date of this Agreement and in full compliance with the applicable terms of this Agreement.

SECTION 9.  EVENTS OF DEFAULT AND REMEDIES

9.1.

Events of Default.

The following shall be Events of Default under this Agreement:

(i)

The Company shall fail to pay any principal of or interest on any Series A Bond, or any other amount payable hereunder, when due in accordance with the terms thereof or hereof, and the failure shall have continued for a period of five days;

(ii)

Any representation or warranty made or deemed made by the Company herein or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or the Series A Bonds shall prove to have been incorrect in any material respect on or as of the date made or deemed made;

(iii)

The Company shall default in the observance or performance of any other covenant contained in this Agreement or the Series A Bonds, and such default shall not be remedied within 30 days; provided that any default under Sections 7.7(a)(i), (ii), (iii) or (iv), 8.6 and 8.8 above shall constitute an Event of Default immediately upon its occurrence;

(iv)

The Company shall default in the observance or performance of any covenant contained in the Registration Rights Agreement and the continuance thereof for 30 days; provided that if such default is not reasonably subject to cure within a 30 day period, then such shall be an Event of Default hereunder immediately upon occurrence;

(v)

The Company shall default in the observance or performance of any covenant contained in the Security Agreement and the continuance thereof for 30 days; provided that if such default is not reasonably subject to cure within a 30 day period, then such shall be an Event of Default hereunder immediately upon occurrence;

(vi)

The Company shall fail to pay when due, or within any applicable grace period, any Debt and such default shall continue beyond any applicable grace or cure period;

(vii)

The Company shall default in its payments according to a plan or arrangement, composition or readjustment of its debts or any other event shall occur, the effect of which default or other event is to cause, or permit the holder or holders of any Debt to cause, any Debt to become due prior to its stated maturity, which event is not remedied within ten days thereafter;

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(viii)

The Company shall commence any case, proceeding or other action relating to it in bankruptcy or seek reorganization, liquidation, dissolution, winding-up, arrangement, composition, readjustment of debt or other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing; or the Company shall apply for a receiver, custodian or trustee of it or for all or a substantial part of their property; or the Company shall make an assignment for the benefit of creditors;

(ix)

Any case, proceeding or other action against the Company shall commence in bankruptcy or shall seek reorganization, liquidation, dissolution, winding-up arrangement, composition or readjustment of their debts, or any other relief, under any bankruptcy, insolvency,   reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing; or a receiver, custodia or trustee of the Company or for all or a substantial part of its property shall be appointed; or a warrant of attachment, execution or distraint, or similar process, shall be issued against any substantial part of the property of the Company, and in each such case such condition shall continue for a period of 30 days undismissed, undischarged or unbounded; or

(x)

One or more judgments or decrees shall be entered against the Company involving in the aggregate a liability (not paid or fully covered by insurance) of $50,000 or more and all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof.

9.2.

Remedies.

Upon the occurrence of any Event of Default, the Holder shall have the right to exercise or take any one or more of the following remedies or actions:

(i)

Declare all of the Series A Bonds, with accrued interest thereon, and all other amounts owing under this Agreement, to be immediately due and payable, whereupon the Series A Bonds shall immediately become due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration, or other notice of any kind, all of which are hereby expressly waived, except as otherwise expressly provided herein;

(ii)

Pursue all remedies as may be available under the terms of the Series A Bonds or as may otherwise be provided under law;

(iii)

Pursue all remedies as may be available under the terms of the Security Agreement;

(iv)

By suit for damages or injunction, or other suit, action or proceeding at law or in equity, enforce all rights of the Holder under this Agreement, the Security Agreement and the Series A Bonds;

(v)

By action or suit in equity, enjoin any acts or things that may be unlawful or in violation of the rights of the Holder; and

(vi)

In addition, pursue any and all remedies or rights provided by law or at equity.

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9.3.

Restoration of Rights.

If any action or proceeding is taken or instituted by the Holder as a result of any Event of Default is discontinued or abandoned for any reason, or is determined adversely to the Holder, then the Holder shall be restored to its former position and rights hereunder and under the terms of the Series A Bonds, and all rights, remedies and powers of the Holder shall continue as though no such proceeding had been taken.

9.4.

Non-Exclusive Remedies.

No remedy provided for herein or in the Series A Bonds is intended to be exclusive of any other remedy, except to the extent otherwise expressly provided, and each and every such remedy shall be cumulative.

9.5.

Application of Moneys.

All monies received by the Holder in the exercise of its rights and remedies hereunder shall,  otherwise determined by the Holder in its discretion, and in any event to the extent permitted by applicable law, be applied:

(i)

First, to the payment of all costs and expenses, including without limitation reasonable attorneys’ fees, incurred by the Holder in connection with the enforcement, protection and exercise of its rights and remedies hereunder and under the Security Agreement;

(ii)

Second, to the payment ratably of all accrued and unpaid interest on the Series A Bonds;

(iii)

Third, to the payment ratably of all principal due and owing on the Series A Bonds;

(iv)

Fourth, to the payment of all other unpaid obligations due to the Holder under the terms of this Agreement or the Series A Bonds; and

(v)

Fifth, to the Company.

SECTION 10.  CONVERSION

10.1.

Right to Convert.

Subject to and upon compliance with the provisions of this Section 10, at the option of the Holder, all or any portion of the principal amount of Series A Bonds held by it may, at any time at or before the close of business on the Maturity Date, be converted into Units at the Conversion Price in effect on the applicable Conversion Date.  In the event that either (i) the full amount of the authorized Series A Bonds has not then been issued by the Company and remain outstanding or (ii) the Series A Bonds shall then have been prepaid, in whole or in part, the Holder shall nonetheless be entitled to conversion of its Series A Bonds hereunder up to the maximum authorized principal amount of the Series A Bonds by paying to the Company on the applicable Conversion Date an amount equal to the purchase price (based upon the price paid by the Holder for the Series A Bonds pursuant to this Agreement) for such unissued or prepaid Series A Bonds.  In such event, the Company shall not be obligated to issue the Series A Bonds to which such payment relates, but shall be entitled and obligated to issue solely the Units into which such principal amount of Series A Bonds are convertible.

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10.2.

Exercise of Conversion Privilege.

(a)

To exercise the Conversion privilege, the Holder shall surrender its Series A Bonds to be Converted to the Company at any time during usual business hours on the Conversion Date at its principal office, accompanied by written notice to the Company that the Holder elects to convert its Series A Bonds or a specified portion thereof and stating the name in which the certificate for shares of Common Stock and the Warrants issuable on such Conversion shall be registered.  All Series A Bonds surrendered for Conversion shall, at the request of the Company, be accompanied by proper assignments to the Company or be endorsed in blank.

(b)

As soon as practicable after the receipt of the  Holder’s notice and the surrender of its Series A Bonds as provided in (a) above, the Company shall issue and deliver to or at the direction of the Holder certificates for the number of full shares of Common Stock and Warrants issuable upon the Conversion in accordance with the provision of this Section and, if applicable, cash in respect of any fractional shares as provided in Section 10.3 below.  Each Conversion shall be deemed to have been effected at the close of business on the Conversion Date, and the Person in whose name any certificate for shares of Common Stock and Warrants are issued upon the Conversion shall be deemed to have become the holder of record of the applicable shares of Common Stock and Warrants on such date; provided that any surrender of Series A Bonds for Conversion on a day when the stock transfer books of the Company shall be closed shall result in the Conversion being effective at the close of business on the next following Business Day on which the stock transfer books are open.

(c)

In no event shall the Company shall be obligated to effect the transfer of any Common Stock upon any Conversion or cause any Common Stock upon a Conversion to be registered in any name other than the name of the Holder of the Series A Bonds to be Converted unless the Holder delivers to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that the transfer is in compliance with the 1933 Act and any other applicable securities laws.

(d)

If a Series A Bond is surrendered for Conversion only in part, the Company shall execute and deliver to the Holder, at the expense of the Company, a new Series A Bond in a principal amount equal to the unconverted portion of the Series A Bond so surrendered.

10.3.

Fractional Shares.

The Company may, but shall not be required to, issue fractional shares of Common Stock upon a Conversion.  If any fraction of a share of Common Stock would, except for the provisions of this Section be issuable on any Conversion, the Company shall pay a cash adjustment in respect of such fraction, equal to the value of such fraction based on the applicable Conversion Price.

10.4.

Conversion Price and Adjustment.

(a)

The Conversion Price on any Conversion Date shall initially be $0.40  principal amount of surrendered Series A Bonds per Unit, subject to adjustment from time to time as provided in this Section 10.4.

(b)

Upon each adjustment of the Conversion Price, the Holder shall thereafter be entitled to receive, at the Conversion Price resulting from such adjustment, the number of Units obtained by multiplying the Conversion Price in effect immediately prior to the adjustment by the number of Units issuable pursuant hereto immediately prior to the adjustment and dividing the product by the Conversion Price resulting from the adjustment.

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(c)

The Conversion Price shall be subject to adjustment from time to time as and on the terms as follows:

(i)

In the event the Company shall at any time or from time to time after the date hereof (A) issue or sell any additional shares of Common Stock for a consideration, if any, per share less than the Conversion Price in effect immediately prior to the issue or sale of such additional shares, or (B) pay or make a dividend (other than in cash payable from retained earnings or earned surplus) or other distribution on Common Stock, then and thereafter successively upon each such issue, sale, dividend or other distribution, the Conversion Price in effect immediately prior to such event shall be reduced to a price, calculated to the nearest full cent, equal to the quotient obtained by dividing (x) an amount equal to the sum of (I) the total number of shares of Common Stock outstanding immediately prior to such event multiplied by the Conversion Price in effect immediately prior to the event, plus (II) in the case of an issue or sale, the consideration, if any, received by the Company upon such issue or sale, or minus (III) in the case of a dividend or other distribution, the amount of such dividend or other distribution, by (y) the total number of shares of Common Stock outstanding immediately after the applicable event;

(ii)

In the event of the issue of additional shares of Common Stock for cash, the consideration received by the Company shall be deemed to be the cash proceeds received by the

Company for the applicable shares, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith;

(iii)

In the event that the Company shall issue or grant any Convertible Securities, whether or not the rights associated with the Convertible Securities are immediately exercisable, and the price per share, determined as provided in (iv) below, for which Common Stock is issuable upon the exercise of the rights associated with the Convertible Securities shall be less than the Conversion Price in effect immediately prior to the issuance of the Convertible Securities, then the total maximum number of shares of Common Stock issuable upon the exercise of the rights associated with the total maximum amount of Convertible Securities issuable upon the exercise of the applicable rights shall, as of the date the Convertible Securities are issued, be deemed to be outstanding and to have been issued for such price per share; and no further adjustments of the Conversion Price shall be made upon the actual issue of Common Stock upon the exercise of the rights associated with the Convertible Securities;

(iv)

The price per share at which rights associated with Convertible Securities are exercisable shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of the rights associated with the Convertible Securities plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of the applicable rights, plus, in the case of any rights to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of the Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of all rights associated with the Convertible Securities;

(v)

In the event that the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock or in Convertible Securities, any Common Stock or Convertible Securities, as applicable, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration;

(vi)

In the event that any shares of Common Stock or Convertible Securities or any rights or options to purchase any Common Stock or Convertible Securities shall be issued or sold, in whole or in part, for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of the consideration as determined by the Board;

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(vii)

In the event of the consolidation of the Company with or the merger of the Company into any other Person or of the sale of all or substantially all of the assets of the Company for stock or other securities of any Person, or the merger of any other Person into the Company as a result of which the holders of shares of Common Stock shall be deemed to have become the holders of, or shall become entitled to, stock or other securities of any Person other than the Company, the Company shall be deemed to have issued a number of shares of Common Stock for such stock or securities computed on the basis of the exchange ratio actually applied in the transaction and for a consideration equal to the fair market value on the date of the transaction of such stock or securities of the other Person.  If such determination shall cause an adjustment in the Conversion Price, the determination of the number of shares of Common Stock issuable upon the conversion of any Series A Bonds immediately prior to such consolidation, merger or sale shall be made after giving effect to such adjustment of the Conversion Price;

(viii)

In the event of the payment or making of a dividend or other distribution on Common Stock in property other than shares of Common Stock or Convertible Securities, such distribution shall be deemed to have been made at the close of business on the record date applicable to the distribution; and the amount of the distribution shall be the amount of cash and, if in property other than cash, the value of such property as determined in good faith by the Board at the time of the declaration of the distribution;

(ix)

The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered a new issue or sale of Common Stock;

(x)

Notwithstanding the other provisions of this Section 10.4, the Company shall not be required to make any adjustment to the Conversion Price as a result of (A) the issuance of the Series A Bonds, (B) the issuance of shares of Common Stock upon the conversion from time to time of the Series A Bonds, and (C) the issuance of shares of Common Stock upon the exercise of Warrants;

(xi)

In the event that the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to the subdivision shall be proportionately reduced, and conversely, in the event that the outstanding shares of Common Stock shall be combined into a small number of shares, the Conversion Price in effect immediately prior to the combination shall be proportionately increased;

(xii)

If any transaction effecting the capital structure of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock then, as a condition of such transaction, lawful and adequate provision shall be made whereby the Holder shall have the right to purchase and receive on the same basis as applicable to the Series A Bonds and in lieu of Common Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the shares of Common Stock had such transaction not taken place; and in any event, the Company shall not effect any such transaction unless prior to its consummation the successor, if other than the Company, resulting from such transaction shall assume, by written instrument executed and mailed to the Holder at its address last appearing on the books of the Company, the obligations of the Company hereunder, and the successor shall be deemed substituted for the Company for all purposes of this Agreement and the Series A Bonds; and

(xiii)

The provisions of (xii) above governing the substitution of another Person for the Company shall similarly apply to successive instances in which the Person then deemed to be the Company hereunder shall either sell all or substantially all of its properties and assets to any other Person, shall consolidate with or merge into any other Person or shall be the survivor of the merger into it of any other Person as a result of which the holders of any of its stock or other securities shall be deemed to have become the holders of, or shall become entitled to, the stock or other securities of any Person other than the Person at the time deemed to be the Company hereunder.

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(d)

Adjustments to the Conversion Price pursuant to (c) above shall take effect immediately, but shall be applied on a Conversion Date against the applicable initial Conversion Price determined pursuant to (a) above.

(e)

No adjustments in the Conversion Price under (c) above shall be made in the event of issuance pursuant to exercise of options, warrants, conversion rights or as otherwise set forth in Section 4.5 of the Schedule of Exceptions.  No adjustment in the Conversion Price under (c) above shall be made in the event of the issuance of Common Stock or Convertible Securities to an employee or consultant in the nature of compensation in an amount, individually and in the aggregate, which is not material.  In the event of any such issuance, the Holder shall have the right to determine, in its reasonable discretion, whether the amount, either alone or with other similar issuances, is material within the meaning of this provision.

10.5.

Notice of Conversion Price.

(a)

Upon any event which would result in and adjustment  to the Conversion Price pursuant to Section 10.4 above, the Company shall give written notice of the adjustment to the Holder, stating the new Conversion Price (as if the Conversion Date were the date of such event) and the increase or decrease, if any, in the number of shares receivable at the adjusted price upon the exercise of the conversion right, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(b)

The Company shall, within 90 days after the end of each fiscal year, mail to the Holder a certificate of either the independent public accountants for the Company or its chief financial officer, specifying the Conversion Price in effect as of the end of the fiscal year and the number of shares of Common Stock or both, then issuable upon the conversion of the Series A Bonds.

10.6.

Notice of Distributions and Other Events.

(a)

The Company shall provide the Holder with notice in the event that:

(i)

The Company shall pay any dividend payable in stock or make any distribution, other than cash dividends, in respect of the Common stock;

(ii)

The Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

(iii)

There shall be any capital reorganization or reclassification of the Company’s capital stock, a consolidation or merger of the Company or a sale of all or substantially all of the Company’s assets to another Person; or

(iv)

There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company.

(b)

Each notice provided pursuant to (a) above shall state the date on which (i) the books of the Company shall close or a record all be taken for such divided, distribution or subscription rights, or (ii) such reorganization, reclassification, consolidation, merger, sale dissolution, liquidation or winding up shall take place, as applicable. Additionally, the notice shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distributions or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganizations, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up as,

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(c)

Each Notice provided pursuant to (a) above shall be given at least 20 days prior to the applicable event and not less than 20 days prior to he record date or the date on which the Company’s transfer books will be closed in respect of the event.

(d)

Nothing contained in this Section 10.6 shall be constructed to permit the Company to take any action or enter into any transaction in violation of its covenants contained in sections 7 and 8 above

10.7.

Taxes on Conversion.

The issue of stock certificates on conversions of Series A Bonds shall be made without charge to the converting Holder for any tax due with respect thereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and d3elivery of any Common Stock ain any name other than that of the Holder of the converted Series A Bond, and the Company shall not be required to issue or deliver any certificate in respect of shares of Common Stock unless and until the Person requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

10.8.

Company to Reserve Stock.

The Company shall at all times reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the Conversion of all of the Series A Bonds and the exercise of Warrants, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the Conversion of all outstanding Series A Bonds as well as the exercise of all Warrants applicable thereto. If any shares of Common Stock reserved or to be reserved for such purposes require registration with or approval of any Governmental Authority under the 1933 Act or any other federal or state law before the shares may be validly issued to the Holder, the Company covenants that it will in good faith and as promptly as practicable secure such registration or approval, as applicable.

10.9.

Additional Agreements of the Company.

(a)

The Company covenants and agrees not take any action which would cause the Conversion Price to be less than the par value, if any, per share of the Common stock at any time, or in the case that hereafter the Common Stock may be without par value, below the amount of which such shares.

(b)

The Company covenants that shares of Common Stock issued upon each Conversion, as well as the exercise of all Warrants, will upon issue be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

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10.10.

No Rights as Stockholders.

Prior to a Conversion of any Series A Bond, the Holder of the Series A Bond shall not, in such capacity, be entitle to any rights of a stockholder of the Company, including without limitation the right to vote, to receive dividends or other distributions, to exercise any preemptive rights or to receive any notice of any proceedings of the Company, except as provided herein.

10.11.

Matters Pertaining to the Warrants.

(a)

The Warrants comprising Units shall expire if unexercised two years from the Conversion Date on which they were issued.

(b)

The Warrants shall entitle the Holder to acquire one share of Common Stock at an exercise price of $1.00 per share, subject to normal anti-dilution adjustments.

SECTION 11.  ADDITIONAL BONDS

11.1.

Additional Bonds.

The Company may from time to time hereafter issue Additional Bonds as provided in this Section 11; provided that at the time the Additional Bonds are issued, the Company is in compliance with all of its obligations hereunder, and no Event of Default has occurred and is continuing.

11.2.

Terms of Additional Bonds.

(a)

Except as provided in (b) and (c) below, all Additional Bonds shall be pari passu with, and have the same terms and conditions and possess all of the rights and obligations as the Series A Bonds, including without limitation the Conversion right provided by Section 10 above, and shall be governed by all provisions of this Agreement.  Upon issuance of any Additional Bonds, all references herein to the Series A Bonds shall mean and include all then outstanding Series A Bonds and such Additional Bonds.

(b)

Additional Bonds may be designated as “Series A Bonds” or may be otherwise designated by series reference.  Additional Bonds may have a term, not to exceed 20 years, and may bear interest at such rate or rates, as the Company may determine at the time of issuance.

(c)

Unless the Holder shall have given its written consent prior to the issuance of any Additional Bonds, Additional Bonds shall be subordinate in payment, security and privileges to the Series A Bonds issued hereunder or hereafter issued with the consent of the Holder.

11.3.

Compliance With Requirements.

Additional Bonds shall be issued only in compliance and accordance with the applicable provisions of this Agreement, the Articles and other applicable laws, regulations, instruments and agreements.

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SECTION 12.  MISCELLANEOUS

12.1.

Amendment and Waivers.

The Company and the Holder may, from time to time, enter into written amendments, supplements, waivers or modifications hereto for the purpose of adding any provisions to this Agreement, the Series A Bonds or the Registration Rights Agreement, or changing in any manner the rights of the Holder and the Company hereunder or thereunder.  No such amendment, supplement, waiver or modification shall be effective unless it is in writing and signed by the Holder and the Company.

12.2.

Notices.

(a)

All notices, requests and demands to or upon the respective parties hereto shall be effective and shall be deemed to have been duly given or made, unless otherwise expressly provided herein, when deposited in the mail, postage prepaid, or when made by hand delivery or recognized commercial overnight delivery service and addressed:

If to the Company:

Chapeau, Inc.

10 Greg Street

Sparks, Nevada 89431

Attention: President

with a copy to:

T. Hale Boggs, Esq.

Manatt, Phelps & Phillips, LLP

1001 Page Mill Road, Building 2

Palo Alto, California 94304

If to the Holder:

Calim Bridge Partners I, LLC

710 East Durant, Suite W-6

Aspen, Colorado 81611

Attention: Patrick Imeson

with a copy to:

Mark E. Mendel, Esq.

Mendel • Blumenfeld, LLP

5809 Acacia Circle

El Paso, Texas 79912

(b)

Addresses to which notices shall be sent may be changed by providing each party with notice of the change in address in the method provided by (a) above.

12.3.

Matters Pertaining to Holders.

(a)

Except to the extent otherwise expressly provided herein, any action to be taken by or consents to be made by the Holder shall, if at any time there is more than one Holder, be evidenced by joint written instructions or by written action taken by each of the Holders, and the term “Holder” shall mean each Holder and all Holders collectively.

(b)

Notwithstanding (a) above, each Holder shall be entitled to exercise a Conversion right without the consent of any other Holder and one Holder can, with respect to the Series A Bonds owned by it only, waive or consent to any act; provided that no such waiver or consent shall adversely effect the rights or remedies of any other Holder.

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12.4.

No Waiver, Cumulative Remedies.

No failure to exercise and no delay in exercising, on the part of the Holder, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any other right, power or privilege.  The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

12.5.

Survival of Representation and Warranties.

All representations and warranties made by each party hereunder and in any other document, certificate or statement delivered pursuant hereto or in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement, each Closing and the delivery of the Series A Bonds, the Units and the Issuable Stock.

12.6.

Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and all future holders of the Series A Bonds and their respective successors and assigns, except that the Company may not assign or transfer any of its rights under this Agreement without the prior written consent of the Holder, and any such attempted assignment or transfer shall be void and of no force and effect.  Transfers, sales or assignments of Series A Bonds shall be made in Authorized Denominations and registered with the Company.

12.7.

Counterparts.

This Agreement may be executed by the parties to this Agreement on any number of separate counterparts; and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

12.8.

Governing Law.

This Agreement and the Bonds, and the rights and obligations of the parties under this Agreement and the Bonds shall be governed by, and construed and interpreted in accordance with, the laws of the State.

12.9.

Choice of Forum.

The Company expressly submits itself for anything related to the interpretation, performance, controversy and judicial foreclosure, if applicable, of this Agreement, the Warrants, the Registration Rights Agreement, the Security Agreement and the Series A Bonds, at the sole election of the Holder, to the jurisdiction of the courts of the State and of the State of Colorado and to the jurisdiction of the courts of the United States with jurisdiction in the State and in the State of Colorado.  Notwithstanding the foregoing, the right of the Holder to bring suits, actions or proceedings with respect with this Agreement and the Series A Bonds in the courts of any other competent jurisdiction, shall not be affected.

12.10.

Further Assurances.

The Company covenants and agrees to execute and deliver to the Holder all such further agreements, documents and instruments as may be reasonably requested by the Holder to evidence or to secure the Series A Bonds on the basis provided herein or to clarify the terms of this Agreement, the Warrants, the Security Agreement, the Registration Rights Agreement or the Series A Bonds.

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12.11.

Severability.

If any section, clause or provision of this Agreement or the Series A Bonds is ruled invalid or unenforceable by a court of competent jurisdiction, the invalidity or unenforceability thereof shall not affect any of the remaining sections, clauses or provisions hereof or thereof, and this Agreement and the Series A Bonds shall continue in full force and effect as if such invalid or unenforceable provision had not been contained therein.

12.12.

Survival of Agreement.

Notwithstanding the payment in full of the Series A Bonds prior to the Maturity Date, for whatever reason, this Agreement shall remain in full force and effect until the Maturity Date; provided that such survival shall not entitle the Company to reissue prepaid Series A Bonds or otherwise borrow any additional amounts hereunder.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Aspen, Colorado, by their proper and duly authorized officers as of the day and year first above written.

CHAPEAU, INC.

By: /s/ Guy A. Archbold

President

CALIM BRIDGE PARTNERS I, LLC

By: CALIM PRIVATE EQUITY, LLC, Manager

By: /s/ Patrick W. M. Imeson

Managing Director

32

EXHIBIT A

TO

BOND PURCHASE AGREEMENT

Assignment

ASSIGNMENT OF SECURITY INTERESTS

THIS ASSIGNMENT is made and entered into as of April 16, 2004 by and among CALIM PRIVATE EQUITY, LLC, a Delaware limited liability company (the “Assignor”), CALIM BRIDGE PARTNERS I, LLC, a Delaware limited liability company (the “Assignee”), and CHAPEAU, INC., a Utah corporation (the “Debtor”).

RECITALS

WHEREAS, to secure repayment of a certain promissory note dated August 14, 2002, as amended by allonge dated December 2, 2002, in the aggregate principal amount of $800,000 (the “Note”) payable to the Assignor by the Debtor, the Assignor was granted by the Debtor a first and prior lien and security interest in and to all of the Debtor’s rights, properties and assets pursuant to the terms and provisions of a Security Agreement dated August 14, 2002 (the “Security Agreement”); and

WHEREAS, the Note and the Security Agreement were entered into with respect to a loan made by the Assignor to the Debtor pursuant to the terms and provisions of a letter loan agreement dated August 14, 2002, as amended by letter dated December 2, 2002 (the “Loan Agreement”), between the Assignor and the Debtor; and

WHEREAS, the Assignor entered into the Loan Agreement and the Security Agreement on behalf of the Assignee; and

WHEREAS, pursuant to the terms and provisions of a Bond Purchase Agreement dated as of the date hereof (the “Purchase Agreement”) between the Assignee and the Debtor, the Debtor has issued or agreed to issue its $2,000,000 12% Series A Convertible Bonds due May 1, 2009 (the “Series A Bonds”) in the aggregate principal amount of $2,000,000, and the Assignee is converting the principal amount outstanding under the Note to Series A Bonds pursuant to the Purchase Agreement; and

WHEREAS, in recognition of the foregoing, the Assignor desires to assign all of its right, title and interest in and to the Security Agreement and the liens, encumbrances and security interests created thereunder and maintained and perfected thereby to secure repayment of the Series A Bonds, and the Debtor has requested that such interests be so assigned on the terms hereof,

NOW, THEREFORE, in consideration of the foregoing and the mutual terms and provisions contained herein, the parties hereto agree as follows:

1.

Assignment.  The Assignor does hereby grant, bargain, sell, assign, transfer and set over unto the Assignee all of its right, title and interest in and to the Security Agreement and the collateral, properties and assets subject thereto and the  liens, encumbrances and security interests created thereunder, to have and to hold the same unto the Assignee, its successors and assigns forever, without recourse, representation or warranty of any kind whatsoever.

2.

Amendments.  To reflect the assignment of the Security Agreement and its coverage of the obligations of the Company with respect to the Series A Bonds, the Security Agreement is hereby amended in the following particulars:

(a)

The term “Loan Agreement” as used in the Security Agreement shall mean and refer to the Purchase Agreement and the term “Loan” shall mean and refer to the Series A Bonds; and

1

(b)

The “Secured Party” under the Security Agreement shall mean and refer to the Assignee.

3.

Further Assurances.  Each party covenants and agrees to and with the others to execute and deliver, in recordable form as appropriate, such Uniform Commercial Code financing statements or financing statement amendments, assignments, deeds, instruments and other documents as the other party may reasonably request to more fully consummate the transactions contemplated hereby.

4.

Full Force and Effect.  As hereby assigned and amended, the Security Agreement is and shall remain in full force and effect, and the terms and provisions of the Security Agreement are incorporated in this Assignment for all proper purposes and vice versa.

EXECUTED AND DELIVERED the day and year first above written.

CALIM PRIVATE EQUITY, LLC, Assignor

By: /s/ Patrick W. M. Imeson

Managing Director

CALIM BRIDGE PARTNERS I, LLC, Assignee

By: CALIM PRIVATE EQUITY, LLC, Manager

By: /s/ Patrick W. M. Imeson

Managing Director

CHAPEAU, INC.

By: /s/ Guy A. Archbold

Authorized Officer

2

EXHIBIT B

TO

BOND PURCHASE AGREEMENT

Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT is made and entered into as of April 16, 2004 by and between CHAPEAU, INC., a Utah corporation (the “Company”), and CALIM BRIDGE PARTNERS I, LLC, a Delaware limited liability company (the “Holder”).

RECITALS

WHEREAS, as of the date of this Agreement, the Holder has entered into a Bond Purchase Agreement with the Company (the “Purchase Agreement”), and as a condition to its agreement to enter into and consummate the transactions contemplated by the Purchase Agreement, the Holder has required the Company, and the Company has agreed, to enter into this Agreement in part in consideration for such purchase; and

WHEREAS, the Company and the Holder desire to set forth the terms under which the Holder’s shares of stock in the Company will be subject to registration with the Commission (as hereinafter defined),

NOW, THEREFORE, in consideration of the foregoing and the mutual terms and provisions contained herein, the parties hereto agree as follows:

SECTION 1. DEFINITIONS AND RULES OF CONSTRUCTION

1.1

Definitions.

Capitalized terms when used in this Agreement shall have the respective meanings assigned them in the Purchase Agreement or, as applicable, the following meanings, unless otherwise defined or unless the context otherwise requires:

“Affiliate” means any Person directly or indirectly controlling, controlled by or under common control with the Company. As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by,” and “under common control with,” means possession, directly or indirectly, of a majority of the outstanding voting securities of such Person.

“Commission” means the United States Securities and Exchange Commission.

“Common Equity Securities” means, collectively, Common Stock, any option, warrant or right to subscribe for, acquire or purchase Common Stock (whether or not currently exercisable), and any security convertible into or exchangeable for Common Stock (whether or not currently convertible or exchangeable), including without limitation the Units and the Warrants.

“Demand Registration” means a registration of Holders’ Qualified Registrable Securities pursuant to Section 3.1 below.

“Demand Request” means a written demand by Holders to the Company for the registration of Qualified Registrable Securities pursuant to Section 3.1 below.

“Effective Date” means the date of this Agreement.

“Holder” means (i) the Person who is the initial signatory to this Agreement as stated in the recitals above; (ii) any Person who receives Qualified Registrable Securities pursuant to Section 8.1(c) below; and (iii) any transferee of the Holder who hereafter acquires Qualified Registrable Securities, and, at the time of determination of whether such party is a “Holder,” holds Qualified Registrable Securities of record and who is permitted to become, and has a such time become, a party to this Agreement under Section 8.1 below.

1

“Initial Public Offering” means the consummation of an underwritten public offering of Common Stock pursuant to a registration statement of the Company first filed after the Effective Date under the 1933  Act, other than a registration statement (i) on Form S-4 or Form S-8 or any successor or similar forms; (ii) relating to any capital stock of the Company or options, warrants or other rights to acquire any such capital stock issued or to be issued primarily to directors, officers or employees of the Company; (iii) filed pursuant to Rule 145 under the 1933 Act or any successor or similar provision; (iv) relating to any employee benefit plan or interests therein; or (v) relating primarily to preferred stock or debt securities issued in connection with any financing by the Company which is principally a preferred stock or debt financing wherein the aggregate Net Proceeds are at least $10,000,000.

“Net Proceeds” means, in connection with any Initial Public Offering, the proceeds received by the Company from the offering after deducting all costs, discounts, commissions and other expenses of the offering.

“Participating Person” means, collectively (i) unless the context otherwise requires, the Holder, and(ii) all other Persons holding Qualified Registrable Securities or other securities of the Company participating in a registration in which the Holder is participating pursuant to the terms of this Agreement.

“Piggyback Registration” means any registration of Qualified Registrable Securities requested pursuant to Section 2.1 below.

“Qualified Registrable Securities” means any Common Equity Securities of the Company. AnyPerson holding Qualified Registrable Securities will be deemed to be the holder of any Common Stock issuable upon the exercise, conversion or exchange of such Qualified Registrable Securities, whether or not such exercise, conversion or exchange is then permitted by the terms of such Common Equity Securities or by applicable statutes, regulations or agreements. Any Qualified Registrable Securities shall cease to be Qualified Registrable Securities whenever (i) a registration statement with respect to such securities becomes effective under the 1933 Act and such securities have been disposed of in accordance with such registration statement; (ii) such securities have ceased to be outstanding; (iii) such securities have been sold pursuant to Rule 144 or Rule 144A under the 1933 Act or any successor or similar provisions; or (iv) at the time of determination of whether such securities are Qualified Registrable Securities, such securities may be sold by the Holder thereof without registration under the 1933 Act and free of contractual restrictions with the Company, including the provisions of Section 9 below.

“Qualified Registration” means a registration statement of the Company under the 1933 Act on a form that permits the sale of Qualified Registrable Securities, other than a registration statement (i) on Form S-4 or Form S-8 or any successor or similar forms; (ii) in connection with the Initial Public Offering (unless the Company, in its reasonable discretion upon a request by a Holder, consents to the secondary sale of shares in the Initial Public Offering), or before (but not in connection with) the Initial Public Offering; (iii) pursuant to Section 3 below in connection with a Demand Registration; (iv) relating to any capital stock of the Company or options, warrants or other rights to acquire any such capital stock issued or to be issued primarily to directors, officers or em ployees of the Company; (v) filed pursuant to Rule 145 under the 1933 Act or any successor or similar provision; (vi) relating to any employee benefit plan or interests therein; (vii) relating primarily to preferred stock or debt securities issued in connection with any financing by the Company which is principally a preferred stock or debt financing; or (viii) first filed prior to the Effective Date.

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“Registration Expenses” means, collectively, all expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration statement filing fees, NASD fees, fees and expenses of compliance with state securities or “blue sky” laws, printing and engraving expenses and the reasonable fees and disbursements of counsel for the Company, the Representative Counsel and the independent certified public accountants for the Company, Underwriters, if any (excluding the discounts, commissions and transfer taxes with respect thereto and the amounts to be paid by such Underwriters), and other Persons retained by the Company with respect to an offering or otherwise.

“Representative Counsel” means, in connection with the preparation and review pursuant to this Agreement of any registration statement, prospectus or amendment or supplement thereto, such counsel as the Holder may designate or, if there are Participating Persons other than the Holder and the Company, then such counsel as may be selected by a Required Voting Percentage, who shall participate in the registration process on behalf of the Holder or all Participating Persons, as the case may be, coordinate requests by such Persons for information from the Company, and act as the liaison between the Holder and such other Participating Persons or their individual counsel, accountants and agents and the Company.

“Required Voting Percentage” means (i) if no Participating Person, together with the Family Affiliates (as defined below) of such Participating Person and any Person controlling, controlled by or under  common control with such Person or such Fam ily Affiliates, owns, as of the date on w hich the vote is taken, 50 percent or more of the Shares Subject to this Agreement (as defined below), then, for the purposes of such vote, a majority of the Shares Subject to this Agreement determined as of the date that such vote is taken, or (ii) if any Participating Person, together with the Family Affiliates of such Holder and any Person controlling, controlled by or under common control with such Person or such Family Affiliates, owns, as of the date on which the vote is taken, 50 percent or more of the Shares Subject to this Agreement, then, for the purposes of such vote, 75 percent of the Shares Subject to this Agreement determined as of the date that such vote is taken. As used in this definition (A) “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise); (B) “Family Affiliate” means (1) all members of the immediate family of an individual Participating Person, including parents, siblings, spouse and children; (2) the parents, siblings, spouse and children of such immediate family members; (3) any trust whose principal beneficiary is such individual Person or one or more members of such immediate family; and (4) the legal representative or guardian of such individual Person or of any such immediate family members in the event that such individual Person or any such immediate family member is mentally incompetent; and (C) “Shares Subject to this Agreement” means the aggregate of all Qualified Registrable Securities on a fully-diluted basis held by the Participating Persons, the respective Family Affiliates of such Persons, and the Persons controlling, controlled by or under common control with each respective Participating Person and such Person’s respective Family Affiliates; provided that as applied to any provision of this Agreement, the “Shares Subject to this Agreement” shall mean and include only shares held by Persons entitled to register Qualified Registrable Securities under the terms of the applicable provision.

“Requisite Amount” means (i) for the purposes of Section 3 below, an amount of Qualified Registrable Securities proposed to be registered under Section 3 pursuant to a Demand Registration which are expected to have an aggregate offering price of at least $5,000,000 as determined in good faith by the Company in consultation with the Participating Persons making a Demand Request, and (ii) for the purposes of Section 7.2 below, the aggregate amount of Qualified Registrable Securities and other securities of the Company which, in the good faith opinion of the Company, are expected to have an aggregate offering price of at least $5,000,000.

“Underwriter” means and includes any Person deemed to be an “underwriter,”within the meaning of Section 2(11) of the 1933 Act.

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1.2

Construction.

Unless otherwise provided or the context otherwise requires (i) the gender (or lack of gender) of all words used in this Agreement includes the masculine, feminine and neuter; (ii) the word “including” means “including without limitation”; (iii) references to Sections refer to Sections of this Agreement; and (iv) references to exhibits are to the exhibits attached to this Agreement, if any, each of which is made a part hereof for all purposes.

1.3

Table of Contents, Titles and Headings.

The table of contents, titles and headings of this Agreement are for convenience of reference only and shall in no way modify or restrict any of the terms or provisions hereof and shall never be considered or given any effect in construing this Agreement or any provision hereof.

SECTION 2. PIGGYBACK REGISTRATION

2.1

Right to Piggyback Registration.

Whenever the Company proposes to register any of its Common Equity Securities in a Qualified Registration, other than a Demand Registration under Section 3 below, whether or not for sale for its own account, the Company shall give prompt written notice (a “Piggyback Notice”) to the Holder of its intention to effect such Qualified Registration. Upon written request of the Holder or, if any, of any other Participating Person made within 20 days after delivery of any Piggyback Notice (which request shall specify the Qualified Registrable Securities requested to be included in such Qualified Registration by the Holder), the Company shall, subject to Sections 2.2 and 2.3 below, use its best efforts to cause to be included in such Qualified Registration all Qualified Registrable Securities that the Participating Persons have so requested be included in such Qualified Registration, to permit the disposition by the Participating Persons of such Qualified Registrable Securities; provided that (i) if, at any time after giving the Piggyback Notice and before the effective date of the registration statement filed in connection with such Qualified Registration, the Company determines for any reason not to register such Common Equity Securities (other than the Qualified Registrable Securities requested to be included therein pursuant to this Section 2), the Company, at its election, may give written notice of such determination to all Participating Persons requesting the inclusion of their Qualified Registrable Securities therein and, thereupon, shall be relieved of its obligation to register any Qualified Registrable Securities in connection with such registration (without prejudice, however, to the rights of the Participating Persons under Section 3 below or the future rights of Participating Persons under this Section 2) and shall incur no liability to any Participating Person for its failure to do so; (ii) if, at any time after giving the Piggyback Notice and before the effective date of the registration statement filed in connection with such Qualified Registration, the Company determines for any reason to delay such registration of the Common Equity Securities (other than the Qualified Registrable Securities requested to be included therein pursuant to this Section 2), the Company shall be permitted to delay the registration of such Qualified Registrable Securities for the same period as the delay in registering such other Common Equity Securities; and (iii) the Company shall not be required to effect any registration pursuant to this Section 2.1 unless it shall have received reasonable assurances that the Participating Persons will pay any expenses required to be paid by them as provided in Section 5.2 below.

2.2

Priority.

If a Piggyback Registration is an underwritten offering and the managing Underwriter thereof advises the Company in writing that, in its opinion, the number of shares of Qualified Registrable Securities requested or proposed to be included in such offering exceeds the number that can be sold in such offering

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 without materially affecting the offering price of any such securities, the Company shall include in such registration  (i) first, to the extent that such securities of the Company may be included in such registration without materially affecting the offering price thereof, in the opinion of such managing Underwriter, if such registration is initiated by the Company proposing to register any of its Common Equity Securities, such Common Equity Securities proposed to be sold by the Company, and (ii) second, to the extent that such Qualified Registrable Securities may be included in such Qualified Registration without materially affecting the offering price of the securities referred to in (i) above, in the opinion of such managing Underwriter, the Qualified Registrable Securities requested by the Holder to be included in such Piggyback Registration pursuant to Section 2.1 above and any other securities of the Company held by Participating Persons other than the Holder, if any, having rights to participate in such Piggyback Registration that are non-preferential to the Holder, pro rata among all such Participating Persons on the basis of the total number of shares of securities of the Company, including Qualified Registrable Securities, requested by each such Person to be included therein.

2.3

Selection of Underwriters.

If any Piggyback Registration is pursuant to an underwritten offering, the Company shall have the sole right to select the managing Underwriter or Underwriters thereof.

SECTION 3. DEMAND REGISTRATION

3.1

Right to Demand Registration.

The receipt of a Demand Request of the Holder or such other Participating Persons with the right to so request, if any, requesting the Company to effect the registration of any Qualified Registrable Securities of the Holder and such other Participating Persons, if any, under the 1933 Act (which request shall state the intended method of disposition of such Qualified Registrable Securities by the Participating Persons), and such Qualified Registrable Securities requested in the Demand Request to be included therein have, in the good faith opinion of the Company, an aggregate fair market value of at least $5,000,000, the Company shall promptly give the written notice required under Section 3.2 below, and thereupon, subject to the other provisions of this Section 3 and of Section 4 below, and as expeditiously as reasonably practicable, shall file a registration statement under the 1933 Act relating to, and shall use its best efforts to effect, the registration under the 1933 Act of (i) the Qualified Registrable Securities that the Company has been so requested to register by the Holder, for disposition in accordance with the intended method of disposition stated in the Demand Request, and (ii) all other Qualified Registrable Securities of Participating Persons, if any, so entitled to which have made a written request to the Company for registration thereof as provided in Section 3.2 below, in each case to permit the disposition by such Persons of such Qualified Registrable Securities.

3.2

Company Obligations.

Upon the receipt of a Demand Request, the Company promptly shall give written notice of the proposed Demand Registration and the intended method of disposition stated in the Demand Request to all other Persons having registration rights under other agreements with respect to the Demand Registration and, subject to the terms of this Section 3 and of Section 4 below, shall include in such Demand Registration all Qualified Registrable Securities of the Participating Person with respect to which the Company has received written requests for inclusion therein (which requests, to be effective, shall contain a consent to the intended method of disposition included in the Demand Request) w ithin 15 days after the delivery of such notice.

3.3

Conditions to Company Obligations.

(a)

Notwithstanding the receipt of a conforming Demand Request, the Company shall not be required to file a registration statement for a Demand Registration under any of the circumstances provided in this Section 3.3.

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(b)

The Company shall not be required to pursue a Demand Registration (i) within 180 days after the effective date of a registration statement filed in connection with an Initial Public Offering or (ii) if it occurs within 12 months of a prior Demand Registration.

(c)

The Company shall not be required to pursue a Demand Registration if it prom ptly delivers written notice (each a “Delay Notice”) to the Participating Persons making the Demand Request that it:

(i)(A)

has determined (whether before or within 30 days after receiving any Demand Request) to file a registration statement for an underwritten public offering of Common Equity Securities as to which the Company expects to receive Net Proceeds of at least $25,000,000, or (B) has initiated bona fide discussions with Underwriters in preparation for a public offering of its securities as to which it expects to receive Net Proceeds of at least $25,000,000, and its Underwriters reasonably believe (as evidenced by a letter to the Company) that such public offering would be materially adversely affected by the Demand Registration so requested; provided that the Company may postpone the filing of a registration statement in connection with a Demand Registration under this clause no longer than (1) 120 days after the effective date of the registration statement to be filed by the Company as stated in the Delay Notice, if such registration statement is filed within 45 days after the date of delivery of the Delay Notice and becomes effective within 90 days after the date of  delivery of the Delay Notice; (2) 90 days after the date of delivery of the Delay Notice, if such registration statement is filed within 45 days after the date of delivery of the Delay Notice but does not become effective within such 90-day period; or (3) 45 days after the date of delivery of the Delay Notice, if such registration statement is not filed within 45 days after the date of delivery of the Delay Notice; and provided further that the Company may exercise the rights in this clause no more than once in any 24-month period; or

(ii)

 is in possession of material information that it reasonably deems advisable not to disclose in a registration statement; provided that the Company may postpone the filing of a registration statement in connection with a Demand Registration under this clause for so long as such information continues to be material and non-public, but in no event longer than 90 days after the Demand Request or for more than an aggregate of 90 days during any 12-month period.

(d)

The Company shall not be required to pursue a Demand Registration if it has previously effected two Demand Registrations pursuant to this Section 3, which have been declared or ordered effective by the Commission and have not thereafter been withdrawn other than at the request of the Holder.

(e)

 The Company shall not be required to pursue a Demand Registration if it determines, in good faith and after consultation with the Holder, that the Qualified Registrable Securities proposed to be registered in the Demand Request are not expected to have an aggregate offering price of at least  Requisite Amount.

(f)

The Company shall not be required to pursue a Demand Registration if it promptly delivers written notice (a “Prior Registration Notice”) to the Holder and each other Participating Person, if any, that it has filed and is using reasonable efforts to have declared effective, or at the time of receipt of the Demand Request is required to file, or has delivered a Piggyback Notice under Section 2.1 above with respect to, a registration statement pursuant to (i) demand registration rights granted to any Person (other than pursuant to this Section 3), or (ii) Section 2 above (“Prior Registration Rights”); provided that the Company may  postpone the filing of a registration statement pursuant to a Demand Request under this provision for a period of no longer than (A) 120 days after the effective date of the registration statement filed pursuant to the Prior Registration Rights, if such registration statement was filed before the date of delivery of the Prior Registration Notice or within 45 days thereafter and, in either case, becomes effective within 90 days after the date of delivery of the Prior Registration Notice; (B) 90 days after the date of delivery of the Prior Registration Notice, if such registration statement was filed before the date of delivery of the Prior Registration Notice or within 45 days thereafter but, in either case, does not become effective within such 90- day period; or (C ) 45 days after the date of delivery of the Prior Registration Notice, if such registration statement was not filed before the date of delivery of the Prior Registration Notice and is not filed within 45 days thereafter.

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(g)

The Company shall not be required to pursue a Demand Registration if it promptly delivers written notice to the Holder and each other Participating Person, if any, a certificate signed by the Chairman of the Board stating that in the good faith judgement of the Board, it would not be in the best interest of the Company or its stockholders generally at such time for a registration statement to be filed; provided that the Company may postpone the filing of the Registration Statement pursuant to a Demand Request under this clause for a period of not more than 90 days after receipt of a Demand Request; and provided further that the Company may not utilize the right set forth in this clause more than once in any 18-month period.

3.4

Priority on Demand Registrations.

If a Demand Registration is an underwritten offering and the managing Underwriter advises the Company in writing that, in its opinion, the number of shares of Qualified Registrable Securities and other securities of the Company requested to be included in such offering exceeds the number that can be sold in such offering without materially affecting the offering price of any such securities, the Company shall include in such registration (i) first, the Qualified Registrable Securities requested by the Holder to be included in the Demand Registration pursuant to Sections 3.1 and 3.2 above; (ii) second, any Qualified Registrable Securities or other securities of the Company proposed to be sold by other Participating Persons, if any, having registration rights to participate with the Holder in the Demand Registration; and (iii) third, to the extent that securities of the Company may be included in the Demand Registration without materially affecting the offering price of the Qualified Registrable Securities and securities of the Company referred to in clauses (i) and (ii) above, in the opinion of such managing Underwriter, any other securities of the Company held by Participating Persons having rights to participate in such Demand Registration that are nonpreferential to the Holder and such other Participating Persons and securities of the Company to be issued or sold by the Company, in accordance with their agreements with respect thereto.

3.5

Selection of Underwriters.

If any Demand Registration is an underwritten offering, the Company shall have the sole right to select, after consultation with the Holder making the Demand Request, the managing Underwriter or Underwriters thereof.

3.6

Clean-Up Demand.

If, after an aggregate of two Demand Registrations in compliance with this Section 3 have become effective, the Holder shall not have sold all of its Qualified Registrable Securities due to proration with other registration participants, then the Holder, acting (if then applicable) by the Required Voting Percentage, shall be entitled to one additional Demand Request in which the Holder shall not be subject to proration with any other Participating Persons entitled to participate in such registration.

3.7

Registration Form.

A Demand Registration shall be on such appropriate registration form of the Commission for the disposition of the Qualified Registrable Securities in an underwritten public offering as may be used and selected by the Company. Except as provided in Section 4.4 below, a Demand Registration shall not be deemed to have been effected unless it has been declared effective by the Commission; provided that if, after a Demand Registration has become effective, the offering of Qualified Registrable Securities pursuant thereto is suspended, blocked by any stop order, injunction or other order of the Commission or any other governmental agency or court, or withdrawn (except a Demand Registration withdrawn under Section 4.4 below), such Demand Registration will be deemed not to have been effected.

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SECTION 4. REGISTRATION PROCEDURES

4.1

 In General.

(a)

The Company shall use its best, good faith and timely efforts to follow each of the procedures specified in this Section 4.1 in connection with and that are applicable to any registration of Qualified Registrable Securities pursuant to this Agreement.

(b)

 The Company shall prepare and file with the Commission under and in conformity with the 1933 Act a registration statement with respect to the Qualified Registrable Securities to be registered which shall state that the Qualified Registrable Securities are covered thereby, and shall cause the registration statement to become effective and to remain effective as provided herein, and, upon the request of the Holder or any other Participating Person, keep such registration statement effective for up to 120 days until the Holder or such other Participating Person has informed the Company in writing that the distribution of its Qualified Registrable Securities has been completed; provided that the Company may discontinue any registration of Qualified Registrable Securities being effected pursuant to Section 2 above at any time before the effective date of the registration statement relating thereto.

(c)

The Company shall prepare and file with the Commission such amendments and supplements, if any, to such registration statement and the prospectus used in connection therewith as may be necessary to (i) keep the registration statement effective until the earlier of (A) 90 days after the effectiveness thereof or (B) the completion of the distribution under the registration statement, and (ii) comply  with the provisions of the 1933 Act applicable to it with respect to the disposition of all securities covered by the registration statement during such period in accordance with the intended methods of disposition by the Holder and any other Participating Person as set forth in the registration statement.

(d)

The Company shall furnish to the Holder, each other Participating Person, if any, and each Underwriter, if any, such number of copies of such registration statement (including exhibits), each amendment and supplement thereto, the prospectus included in the registration statement or filed with the

Commission, including without lim itation each preliminary prospectus, and each amendment and supplement thereto as the Holder, the other Participating Persons and the Underwriter may reasonably request to facilitate the disposition of the Qualified Registrable Securities owned by the Holder and each other Participating Person and covered by the registration statement.

(e) The Company shall (i) register or qualify such Qualified Registrable Securities under the securities or “blue sky” laws of such jurisdictions as Holder, each other Participating Person, if any, or the managing Underwriter, if any, may reasonably request; (ii) keep such registrations or qualification in effect for so long as the registration statement is in effect; and (iii) take any and all other reasonable actions that may be necessary or appropriate to enable each seller of Qualified Registrable Securities or other securities of the Company covered by the registration statement and each Underwriter, if any, to consummate the disposition in such jurisdictions of the relevant Qualified Registrable Securities and other securities of the Company; provided that the Company shall not be required to (A) qualify generally to transact business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this Section 4.1; (B) subject itself to taxation in any such jurisdiction; (C) consent to general service of process in any such jurisdiction; or (D) register or qualify Qualified Registrable Securities or take any other action under the securities or blue sky laws of any jurisdiction if, in the reasonable judgment of the Board, the consequences of such registration, qualification or other action would be unduly burdensome to the Company

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(f)

The Company shall (i) at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, notify each Participating Person with securities covered by a registration statement when it becomes aware of the occurrence of any event as a result of which the prospectus (as then amended or supplemented) contains any untrue statement of a material fact or omits any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) at the request of the Holder, as promptly as practicable thereafter, prepare in sufficient quantities and furnish to each seller and each Underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the offerees or purchasers of the Qualified Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading.

(g)

 The Company shall in all events comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least 12 consecutive months beginning with the first day of the Company’s first calendar quarter after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder.

(h)

The Company shall cause all Qualified Registrable Securities covered by a registration statement to be listed on any securities exchange, if any, on which similar securities of the Company are then listed, if the listing of such Qualified Registrable Securities is then permitted under the rules of such exchange, or, if the Company does not have any securities listed on a securities exchange, and if reasonable under the circumstances, apply for the listing or qualification of the Qualified Registrable Securities, and use its best efforts to so list or qualify the Qualified Registrable Securities, if any, being registered on or with a nationally recognized securities exchange or quotation system, such as the New York Stock Exchange, Inc. or the automated quotation system of the National Association of Securities Dealers, Inc.

(i)

The Company shall enter into customary agreements relating to the registration of Qualified Registrable Securities, including without limitation an underwriting agreement in customary form.

(j)

The Company shall, subject to the execution of confidentiality agreements in form and substance reasonably satisfactory to the Company (i) make reasonably available for inspection by the Holder, any Underwriter, the Representative Counsel and any legal counsel, accountant or other agent retained by any such Underwriter or Representative Counsel, all financial and other records, relevant corporate documents and properties of the Company, and (ii) cause the Company’s directors, officers, employees, counsel and independent public accountants to supply all information reasonably requested by, and to respond to inquiries from, the Holder, other Participating Persons, if any, Underwriter, Representative Counsel, legal counsel, attorney, accountant or agent in connection with such registration statement, in each instance to the extent that such information is reasonably necessary to satisfy any of its obligations under applicable law.

(k)

The Company shall obtain an appropriate opinion from counsel for the Company and a “cold comfort” letter from the Company’s independent public accountants, each in customary form and covering  such matters of the type customarily covered by opinions of counsel and cold comfort letters in similar registrations; provided that the failure to obtain such opinion or letter, or the provision of any such opinion or letter in a form not satisfactory to the Holder or any other Participating Person whose Qualified Registrable Securities are covered by such registration statement, notwithstanding the Company’s efforts, shall not give rise to any action, at law or in equity, for damages or injunctive or other relief, but rather shall only entitle the Holder or such other Participating Person to withdraw its Qualified Registrable Securities from the registration statement pursuant to the provisions of Section 4.3 below.

(l)

The Company shall provide (i) the Holder; (ii) each Underwriter, if any, of the securities being sold; (iii) counsel to the Underwriters; and (iv) the Representative Counsel, the opportunity to participate in the preparation of such registration statement, each amendment or supplement thereto, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto.

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(m)

The Company shall promptly notify the Holder, each other Participating Person, if any, and each managing Underwriter, if any, and, upon request by any such Person, confirm such advice in writing (i) when the registration statement, the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment, when each has become effective; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceeding for such purpose; or (iii) of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of the applicable Qualified Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose.

(n)

The Company shall obtain the withdrawal of any order suspending the effectiveness of a registration statement or any post-effective amendment thereto.

4.2

Certain Agreements of Participating Persons.

Each Participating Person agrees by submitting Qualified Registrable Securities for registration hereunder that (i) upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 4.1(f) above, it will promptly discontinue its disposition of Qualified Registrable Securities pursuant to the registration statement covering the Person’s Qualified Registrable Securities until the Person receives the copies of the supplemented or amended prospectus contemplated by Section 4.1(f)

above, and (ii) if so directed by the Company, shall deliver to the Company, at the Company’s expense, all copies (other than permanent file copies) then in the Person’s possession of the prospectus covering the Qualified Registrable Securities that was in effect at the time of receipt of the Company’s notice. If the Company gives any such notice, the period mentioned in Section 4.1(c) above shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when the Person has received the copies of the supplemented or amended prospectus contemplated by Section 4.1(f) above.

4.3

Withdrawal.

If the Holder or any other Participating Person disapproves of any offering, the sole remedy of such Person shall be, in its discretion, to withdraw its Qualified Registrable Securities and other securities of the Company therefrom by giving written notice to the Company and the managing Underwriter, if any. If all Persons participating in the registration withdraw all Qualified Registrable Securities from the offering , the Company may withdraw the registration.

4.4

Information.

Upon written request by the Company, each Participating Person, by and if participating in a registration hereunder, shall furnish the Company with information regarding the Participating Person and the intended distribution of the Person’s Qualified Registrable Securities or other securities of the Company included in the registration for the purpose of preparing the registration statement, to the extent that such information is required to comply with applicable legal requirements. If any registration statement refers to any Participating Person by name or otherwise as the holder of any securities of the Company, then the Person shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to the Participating Person, to the effect that the holding by it of such securities is not to be construed as a recommendation by the Person of the investment quality of the securities covered thereby and that such holding does not imply that the Person will assist in meeting any future financial requirements of the Company, or (ii) the deletion of such reference to the applicable Participating Person if, in the judgment of the Company, as advised by counsel, such reference is not required by the 1933 Act or any similar federal statute or any state securities of blue sky law then in effect.

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SECTION 5. REGISTRATION EXPENSES

5.1

Responsibility for Payment.

Regardless of whether any registration pursuant to this Agreement becomes effective, all Registration Expenses shall be paid by the Company; provided that if the Holder or any other Participating Person is required to pay any Registration Expenses pursuant to Section 5.2 below, then each such Person shall pay such Registration Expenses in proportion to (i) the number of shares of Qualified Registrable Securities and other securities of the Company requested to be registered by each such Person in the registration, if the registration statement does not become effective, or (ii) the number of shares of Qualified Registrable Securities and other securities of each Person of the Company included in such registration, if the registration statement becomes effective, unless in either case another basis for sharing Registration Expenses is required under applicable laws, rules or regulations, in w hich case such other method shall apply.

5.2

Legal Requirements; Withdrawals.

(a)

Notwithstanding Section 5.1 above, the Holder and each other Participating Person shall pay such amount of Registration Expenses to the extent required by applicable law.

(b)

Notwithstanding Section 5.1 above, the Company shall not be required to pay for any expenses of any registration begun pursuant to this Agreement if the registration request is subsequently withdrawn at any time at the request of the Holder or such other Participating Persons holding a majority of the Qualified Registrable Securities to be registered, in which case all Participating Persons shall bear the expenses on a prorata basis; provided that if at the time of withdrawal the Holder or such Participating Persons have learned of a material adverse change in the condition, business or prospects of the Company from that known to them at the time of their request under Section 2.1 above or at the time of the applicable Demand Request, then the Participating Persons shall not be required to pay any such expenses and shall retain their rights pursuant to the Section 5.2 above.

SECTION 6. INDEMNIFICATION

6.1

Indemnification by the Company.

The Company shall indemnify and hold harmless, with respect to any registration statement filed by it, to the fullest extent permitted by law, the Holder and each other Participating Person whose Qualified Registrable Securities are covered by such registration statement, their respective Affiliates, shareholders, directors, officers, employees, agents and general or limited partners (and the directors, officers, employees and agents thereof), and each other Person, if any, who “controls” any of the foregoing, within the meaning of the 1933 Act (collectively, the “Holder Indemnified Parties”) against all losses, claims, damages, liabilities and expenses, joint or several, including reasonable fees of counsel, and any amounts paid in settlement effected with the Company’s consent, which consent shall not be unreasonably withheld, to which any such Holder Indemnified Party may become subject under (i) the 1933 Act; (ii) the 1934 Act; (iii) any other federal securities law; (iv) any state securities or “blue sky” law; or (iv) any rule or regulation promulgated under and of the foregoing (collectively, “Securities Laws”), whether at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) are caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such Qualified Registrable Securities were included as contemplated hereby or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) any violation

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 by the Company of any United States, state or common law rule or regulation applicable to the Company and relating to action of or inaction by the Company in connection with any such registration; and in each such case, the Company shall reimburse each Holder Indemnified Party for any reasonable legal or any other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding; provided that the Company shall not be liable to any Holder Indemnified Party in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment thereof or supplement thereto or in any such preliminary, final or summary Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of a Holder Indemnified Party relating to the Holder Indemnified Party for use in the preparation thereof; and provided further that the Company shall not be liable to any Holder Indemnified Party with respect to any preliminary prospectus to the extent that any such loss, claim, damage, liability or expense of the Holder Indemnified Party results from the fact that the Holder Indemnified Party sold Qualified Registrable Securities to a Person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the prospectus (excluding documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to the Holder Indemnified Party in compliance with Section 4 above and the loss, claim, damage, liability or expense of the Holder Indemnified Party results from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus as amended or supplemented); and provided further that the indemnity agreement contained in this Section 6.1 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or expense (or action or proceeding, whether commenced or threatened, in respect thereof) if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld. The obligations of the Company hereunder shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of such securities by a Holder Indemnified Party.

6.2

Indemnification by Participating Persons.

Each Participating Person shall indemnify and hold harmless, to the fullest extent permitted by law,

the Company, its shareholders, directors, officers, employees and agents, and each Person who “controls” the Company, within the meaning of the 1933 Act (collectively, the “Company Indemnified Parties”), against all losses, claims, damages, liabilities and expenses, joint or several (including reasonable fees of counsel and any amounts paid in settlement effected with such Participating Person’s consent, which consent shall not be unreasonably withheld, to which any Company Indemnified Party may become subject under any of the Securities Laws, whether at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) are caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which a Participating Person’s Qualified Registrable Securities were included or the omission or alleged omission to state therein material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but to the extent, and only to the extent, in the cases described in (i) and (ii) above, that such untrue statement or omission is contained in any information furnished in writing by the Participating Person relating to such Person for use in the preparation thereof and if the Company does

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 not know, at the time such information is included in the registration statement, prospectus, preliminary prospectus, amendment or supplement, that such information is false or misleading; (ii) any violation by the Participating Person of any federal, state or common law, rule or regulation applicable to the Person, not within the scope of (i) or (ii) above, and relating to action of or inaction by the Person in connection with any such registration; and (iv) with respect to any preliminary prospectus, the fact that the Participating Person sold Qualified Registrable Securities to a Person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the prospectus (excluding documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to the Participating Person in compliance with Section 4 above and the loss, claim, damage, liability or expense of the Company Indemnified Party results from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus as amended or supplemented); provided that the aggregate amount which any Participating Person shall be required to pay pursuant to this Section 6.2 shall be limited to the dollar amount of proceeds received by the Participating Person upon the sale of the Qualified Registrable Securities and other securities of the Company (after deducting any underwriting commissions, discounts and transfer taxes applicable thereto) pursuant to the registration statement giving rise to such claim. The indemnity obligations of Participating Persons under this Section 6.2 shall remain in full force and effect regardless of any investigation made by or on behalf of the Company Indemnified Parties (except as provided above) and shall survive the transfer of securities by the applicable Participating Person.

6.3

Conduct of Proceedings.

(a)

Promptly after receipt by an Person entitled to indemnification under Section 6.1 or Section 6.2 above of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for indemnification may be made pursuant to this Section 6, the indemnified party shall, if a claim in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party of the threat or commencement thereof; provided that the failure so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If any such claim or action referred to under Section 6.1 or Section 6.2 above is brought against any indemnified party and it then notifies the indemnifying party of the threat or commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party).

(b)

After notice from an indemnifying party to the indemnified party of its election to assume the defense of any such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal expenses of counsel or any other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable cost of investigation unless the indemnifying party has failed to assume the defense of the claim or action or to employ counsel reasonably satisfactory to such indemnified party. The indemnifying party shall not be required to indemnify the indemnified party with respect to any amounts paid in settlement of any action, proceeding or investigation entered into without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement without the consent of the indemnified party unless (i) such judgment or settlement does not impose any obligation or liability upon the indemnified party other than the execution, delivery or approval thereof, and (ii) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release and discharge from all liability in respect of such claim for all Persons that may be entitled to or obligated to provide indemnification or contribution under this Section 6.

6.4

Contribution.

(a)

If indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under either Section 6.1 or Section 6.2 above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to in Section 6.1 or Section 6.2 above in such proportion as is appropriate to reflect the relative fault of the indemnifying party

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 on the one hand and the indemnified party on the other in connection with the statements, omissions, actions or inactions which resulted in such losses, claims, damages, liabilities or expenses. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statem ent of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party, any action or inaction by any such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission, action or inaction. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) pursuant to this Section 6.4 shall be deemed to include any reasonable legal or other expenses incurred by the indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in Section 6.3 above if the indemnifying party has assumed the defense of the action in accordance with the provisions thereof) which is the subject of this Section 6.5. No Person guilty of “fraudulent misrepresentation.” within the meaning of Section 11(f) of the 1933 Act, shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  Promptly after receipt by an indemnified party under this Section 6.4 of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for contribution may be made against an indemnifying party under this Section 6.4, such indemnified party shall, if a claim for contribution in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party in writing of the commencement thereof (if the notice specified in Section 6.3 has not been given with respect to such action); provided that the failure to so notify the indemnifying party shall not relieve it from any obligation to provide contribution which it may have to any indemnified party under this Section 6.4 except to the extent that the indemnifying party is actually prejudiced by the failure to give notice.

(b)

Notwithstanding anything in this Section 6.5 to the contrary, no indemnifying party, other than the Company, shall be required pursuant to this Section 6.5 to contribute any amount which exceeds the amount by which the dollar amount of the proceeds received by the indemnifying party from the sale of Qualified Registrable Securities and other securities of the Company (after deducting any underwriting commissions, discounts and transfer taxes applicable thereto) in the offering to which the losses, claims, damages, liabilities or expenses of the indemnified parties relate exceeds the amount of any losses, claims, damages, liabilities and expenses which such indemnifying party has otherwise been required to pay as indemnity or contribution hereunder by reason of such losses, claims, damages, liabilities or expenses.

(c)

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.5 were determined by prorata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in (a) above.

(d)

If indemnification is available under this Section 6.5, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in Sections 6.1 and 6.2 above, without regard to the relative fault of the indemnifying party or indemnified party or any other equitable consideration provided for in this Section 6.5. The provisions of this Section 6.5 shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party, and shall survive the transfer of securities by any such party.

6.5

Indemnification and Contribution of Underwriters.

In connection with any underwritten offering contemplated by this Agreement which includes Qualified Registrable Securities, the Company and all Participating Persons shall agree to customary provisions for indemnification and contribution (consistent with the other provisions of this Section 6) in respect of losses, claims, damages, liabilities and expenses of the Underwriters of such offering.

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SECTION 7. CERTAIN OTHER AGREEMENTS

7.1

Participation in Underwritten Offerings.

In the case of any registration under Section 3 above, if the Required Voting Percentage of the Participating Persons who made the Demand Request or the Company determine to enter into an underwriting agreement in connection therewith, or in the case of a registration under Section 2 above, if the Company determines to enter into an underwriting agreement in connection therewith, then (i) all shares of Qualified Registrable Securities or other securities of the Company to be included in such registration shall be subject to the underwriting agreement, which shall be in customary form and contain such terms as are customarily contained in such agreements, and (ii) no Person may participate in any such registration unless the Person (A) agrees to sell its securities on the basis provided in such underwriting arrangement and (B) completes and executes all questionnaires, powers-of-attorney, indemnities, underwriting agreements and other documents reasonably required under s of such underwriting arrangements.

7.2 Withdrawal Rights.

If as a result of the proration provisions of Sections 2.2 and 3.4 above, the Holder is not entitled to include all of its Qualified Registrable Securities in a registration that the Holder has requested to be included, then after the delivery to the Holder of notice thereof from the Company, the Holder may elect to withdraw its request to include its Qualified Registrable Securities in the registration (each a “Withdrawal Election”); provided that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, the Holder shall no longer have any right to include its Qualified Registrable Securities in the registration to which the Withdrawal Election relates. If as a result of Withdrawal Elections (but after the Company has included in such registration in place of such withdrawn Qualified Registrable Securities such additional Qualified Registrable Securities or other securities of the Company to be sold by the Company or held by other Participating Persons or other Participating Persons whose Qualified Registrable Securities or other securities of the Company were excluded as a result of the proration provisions of Sections 2 and 3 above, less than the Requisite Amount of Qualified Registrable Securities and other securities of the Company are requested to be included in a registration, the Company, in its sole discretion, may give written notice to all Participating Persons who have not made a Withdrawal Election that the Company has determined not to proceed with the registration and, thereupon, shall be relieved of its obligation to register any Qualified Registrable Securities in connection with the abandoned registration (without prejudice, however, to the Holder’s right to have Qualified Registrable Securities registered pursuant to Section 2 above and the Holder’s right to have Qualified Registrable Securities registered pursuant to Section 3 above in the future. Any abandoned registration shall not be counted as a Demand Registration for purposes of Section 3.3 above.

7.3

Certain Limitations.

If requested in writing by (i) the Company or (ii) the managing Underwriter, if any, of the first underwritten registration contemplated by Section 2 or Section 3 above declared effective after the Effective Date (a “Subsequent Registration”), the Holder hereby agrees not to effect any public offering, sale or distribution (including any sale pursuant to Rule 144 under the 1933 Act) of any Qualified Registrable Securities or any other Common Equity Securities or any other security of the Company (other than as part of such underwritten public offering) within 45 days after the effective date of the Subsequent Registration, if the Holder was given the opportunity to include in the Subsequent Registration any Qualified Registrable Securities or any other Common Equity Securities or any other security of the Company held by the Holder. The Company, in its sole discretion, may waive the restrictions contained in this Section 7.3 as they apply to a Subsequent Registration. In order to enforce the foregoing, and subject to the foregoing restrictions, the

Company may impose stop-transfer instructions with respect to the Qualified Registrable Securities of the Holder (and the shares or securities of every other Participating Person subject to the foregoing restriction) until the end of each applicable period.

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7.4

1934 Act Registration.

If the Company files a registration statement pursuant to Section 12 of the 1934 Act or a registration statement pursuant to the 1933 Act in respect of any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, the Company shall timely file the reports required to be filed by it under the 1934 Act and the 1933 Act (including without limitation the reports under Sections 13 and 15(d) of the 1934 Act referred to in Rule 144(c)(1) under the 1933 Act), and shall take such further action as the Holder or any other Participating Person may reasonably request, all to the extent required from time to time to enable such Persons to sell Qualified Registrable Securities without registration under the 1933 Act within the limitation of the exemption provided by Rule 144 under the 1933 Act; provided that the Company, upon approval of the Required Voting Percentage and five days’ prior written notice to each Participating Person, may withdraw any such registration at any time that it is permitted to do so under the 1934 Act. Upon the request of the Holder, the Company shall deliver to it a written statement as to whether it has complied with the requirements of this Section 7.4.

7.5

Priority or Pari Passu.

Notwithstanding any provisions of this Agreement to the contrary, to the maximum extent permitted by applicable law, the Holder’s rights hereunder shall be superior and prior to those of any other Participating Person, if any; provided that in any event, the Holder’s rights hereunder shall be no less than pari passu with the rights, if any, of any other Participating Persons hereunder or under any other similar agreement to which the Company is a party or by which it may be bound.

7.6

Termination.

This Agreement and all rights and obligations of the parties hereto under this Agreement shall terminate on the first to occur of (i) five years after an Initial Public Offering; (ii) 15 years after the Effective Date; or (iii) no Qualified Registrable Securities being subject to the provisions of this Agreement; provided that the indemnification and contribution rights and obligations shall not terminate and shall survive for the maximum period permitted by applicable law.

SECTION 8. MISCELLANEOUS

8.1

Other Participating Persons; Assigns.

(a)

With the written consent of the Holder, subsequent holders or purchasers of Qualified Registrable Securities, other than assigns of the Holder, may become, with the consent of the Company in its absolute discretion, a party to this Agreement by executing a counterpart of the signature page of this Agreement, such signature being evidence of the Person’s agreement to be bound by all of the provisions of this Agreement.

(b)

Except with the consent of the Company, no rights hereunder shall be assignable by any Participating Person; provided that the Holder may assign its rights hereunder to Persons acquiring Qualified Registrable Securities by, through and under the Holder without the consent of the Company, and such rights shall terminate with respect to Qualified Registrable Securities of a Participating Person upon assignment of such securities by the Person without the consent of the Company first being obtained.

(c)

Notwithstanding any provision contained herein, the Holder shall be entitled to assign its rights hereunder, in whole or in part, to any Affiliate or to any partnership, limited liability company or other entity of w hich it may be the manager or controlling Person of.

(d)

In no event shall any rights hereunder inure to the benefit of, or be exercisable by, any transferee or assignee acquiring Qualified Registrable Securities in a public sale or public distribution.

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8.2

Changes in Securities.

The provisions of this Agreement regarding Common Equity Securities, Qualified Registrable Securities and Requisite Amount shall apply to securities of the Company or any successor or assignee of the Company, whether by merger, consolidation, sale of assets or otherwise, that may be issued in respect of, or by reason of any stock issuance, stock dividend, stock split, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise. Upon the occurrence of any of such events, the definitions of Common Equity Securities, Qualified Registrable Securities and Requisite Amount shall be appropriately modified by the Board.

8.3

Employees.

In the event that a Holder or another Participating Person is or becomes an employee of the Company or any of its Affiliates, such Person acknowledges and agrees that neither the acquisition of securities of the Company by such Person nor the execution of this Agreement by the Company or such Person creates any obligation whatsoever by the Company or any of its Affiliates to continue such Person’s employment or otherwise affects the Company’s right to terminate such Person’s employment at will, with or without cause in the sole discretion of the Company or any of its Affiliates which is an employer of the Person.

8.4

Inspection.

For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all of Participating Persons shall be made available for inspection and copying on any business day by any other Participating Person at the offices of the Company at the address thereof set forth in Section 8.6 below.

8.5

Conflicts.

If any provision of this Agreement conflicts with any registration rights provision of any other agreement to which the Company is or may become a party, with respect to the Holder and the Company, the registration rights provision of this Agreement shall control to the extent of such conflict.

8.6

Notices.

All notices, requests and demands to or upon the respective parties hereto shall be effective and shall be deemed to have been duly given or made, unless otherwise expressly provided herein, when given in conformity with the provisions of Section 12.2 of the Purchase Agreement.

8.7

Entire Agreement.

This Agreement constitutes the full understanding of the parties and a complete and exclusive statement of and conditions of their agreement relating to the subject matter hereof and supersedes all prior negotiations, understandings and agreements, whether written or oral, between the parties, their Affiliates, and their respective principals, shareholders, directors, officers, employees, consultants and agents with respect thereto.

8.8

Amendment; Waiver.

Except as otherwise provided herein, no alteration, modification, amendment, change or waiver of any provision of this Agreement shall be effective or binding on any party hereto unless it is in writing and is executed by the Company the Holder or, if applicable, Participating Persons holding at least the Required Voting Percentage at the tim e thereof; provided that the Company may amend this Agreement without the consent of the Holder to cure any ambiguity or to cure, correct or supplement any defective provision contained herein, or to make any other provision with respect to matters or questions hereunder as the Company may deem necessary or advisable; provided further that such action shall not affect adversely the interests of the Holder.

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8.9

Severability.

If a court of competent jurisdiction declares that any provision of this Agreement is illegal, invalid or unenforceable, then such provision shall be modified automatically to the extent necessary to make such  provision fully legal, valid or enforceable. If such court does not modify any such provision as contemplated herein, but instead declares it to be wholly illegal, invalid or unenforceable, then such provision shall be severed from this Agreement, this Agreement and the rights and obligations of the parties hereto shall be construed as if this Agreement did not contain such severed provision and this Agreement otherwise shall remain in full force and effect.

8.10

Enforceability.

This Agreement shall be enforceable by and against the Company, the Holder, any applicable Participating Persons and their respective spouses, guardians, heirs, legatees, executors,legal representatives, administrators and permitted successors and assignees.

8.11

Third Party Beneficiaries.

Unless and only to the extent expressly otherwise provided, no Person not a party to this Agreement shall have rights under this Agreement as a third-party beneficiary or otherwise.

8.12

Remedies.

Each party hereto acknowledges that in the event of any breach of this Agreement by such party, the other party (i) would be irreparably and immediately harmed by such breach; (ii) could not be made whole by monetary damages; and (iii) shall be entitled to temporary and permanent injunctions, or their functional equivalents, to prevent any such breach and/or to compel specific performance with this Agreement, in addition to all other remedies to which such parties may be entitled at law or in equity. The remedies of each party hereto under this Agreement shall be cumulative of each other and of the remedies available at law or in equity. Any party’s full or partial exercise of any such remedy shall not preclude any subsequent exercise by such party of the same or any other remedy.

8.13

Governing Law.

This Agreement shall be governed by, construed under, and enforce in accordance with the laws of the State of Delaware without reference to the conflict-of-laws provisions thereof, except to the extent which  the law of the United States may be mandatorily applicable to any provision contained herein.

8.14

Counterparts.

This Agreement may be executed by the parties hereto in multiple counterparts, each of which shall be deemed an original for all purposes, and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Aspen, Colorado, as of the day and year first above written.

CHAPEAU, INC.

By:_Guy A. Archbold

Authorized Officer

CALIM BRIDGE PARTNERS I, LLC

By: CALIM PRIVATE EQUITY, LLC, Manager

By:_Patrick W. M. Imeson

Managing Director

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EXHIBIT C

TO

BOND PURCHASE AGREEMENT

Schedule of Exceptions

EXHIBIT D

TO

BOND PURCHASE AGREEMENT

Form of Warrant

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  THEY MAY NOT BE SOLD,  OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT  PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAW.

WARRANT TO PURCHASE COMMON STOCK

OF

CHAPEAU, INC.

Void after                   1, 20

THIS WARRANT is issued to                                                                                                                          , or its registered assigns (the “Holder”) by Chapeau, Inc., a Utah corporation (the “Company”), on                         , 200   (the “Warrant Issue Date”).  This Warrant is issued pursuant to that certain Bond Purchase Agreement dated as of April 16, 2004 (the “Purchase Agreement”), pursuant to a “Conversion,” within the meaning of the Purchase Agreement, of the Series A Bonds issuable thereunder.  Unless otherwise defined or the context otherwise requires, capitalized terms used herein shall have the meanings assigned them in the Purchase Agreement.

1.

Shares.  Subject to the terms and conditions of this Warrant, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder in writing), to purchase from the Company                                     fully paid and nonassessable shares of Common Stock, as constituted on the Warrant Issue Date. The number of shares of Common Stock issuable pursuant to this Section 1 (the “Shares”) shall be subject to adjustment pursuant to Section 9 below.

2.

Exercise Price. The purchase price for the Shares shall be equal to $1.00 per share, as adjusted from time to time pursuant to Section 9 below (the “Exercise Price”).

3.

Exercise Period.  This Warrant shall be exercisable, in whole or in part, during the term commencing on the date 30 days after the Warrant Issue Date and ending at 5:00 p.m. on the second anniversary of the Warrant Issue Date; provided that in the event (each a “Disposition Event”) of (i) the closing of the Company’s sale or transfer of all or substantially all of its assets or (ii) the closing of the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions, resulting in the exchange of the outstanding shares of the Common Stock (unless (A) the shareholders of the Company immediately prior to such transaction or series of related transactions are holders of a majority of the voting equity securities of the surviving or acquiring corporation immediately thereafter and (B) each of such shareholders immediately prior to such transaction or series of related transactions holds the same pro rata share of such majority of the voting equity securities of the surviving or acquiring corporation as each hold of the Company immediately prior to such transaction or series of related transactions), this Warrant shall, on the date of a Disposition Event, no longer be exercisable and become null and void. The Company shall notify the Holder at least 20 days prior to the consummation of any Disposition Event; provided that the Holder shall in any event have at least 40 days after the Warrant Issue Date to exercise this Warrant.

1

4.

Method of Exercise.  While this Warrant remains outstanding and exercisable, the Holder may exercise this Warrant, in whole or in part, at one time or from time to time, by:

(a)

the surrender of this Warrant, together with a duly executed copy of the form of Notice of

Election attached hereto, to the Secretary of the Company at its principal offices; and

(b)

the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased. In the event of a partial exercise of this Warrant, the Company shall cause to be issued to the Holder a Warrant of like tenor to this Warrant for the number of Shares for which this Warrant has not yet been exercised.

5.

Net Exercise.  In lieu of exercising this Warrant pursuant to Section 4 above, the Holder may elect to receive, without the payment by the Holder of any additional consideration, Shares in an amount equal to the then value of this Warrant (or the portion thereof being surrendered) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of Shares computed using the following formula:

      Y (A - B)

                     X =         A

Where:

X =  The number of Shares to be issued to the Holder pursuant to this Section 5;

Y =  The number of Shares in respect of which the net issue election is made;

A =  The fair market value of one share of Common Stock at the time the net issue  election is made; and

B =  The Exercise Price.

For purposes of this Section 5, the fair market value of one share of Common Stock as of a particular date shall be (i) if traded on a national securities exchange or quoted through an established quotation system, the value shall be deemed to be the average of the closing prices of the securities on such exchange or through such system over the 30 day period ending three days prior to the net exercise election; (ii) if traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the 30 day period ending three days prior to the net exercise; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company.

6.

Representations and Warranties of Holder.  The initial Holder referenced above, and each person who might hereafter become a Holder, hereby represents and warrants, either by its execution hereof or its receipt of this Warrant in a Permitted Transfer (as hereinafter defined) that:

(a)

Acquisition for Own Account. This Warrant is being issued to the Holder in reliance upon its representation to the Company that this Warrant, the Common Stock to be received by it upon exercise of this Warrant and the Common Stock issuable upon conversion thereof (collectively, the “Securities”) are being and will be acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the Securities, in whole or in part. The Holder further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

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(b)

Investment Experience. The Holder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.  If other than an individual, the Holder also represents it has not been organized for the purpose of acquiring the Securities.

(c)

Restricted Securities.  The Holder understands that any of the Securities that it is purchasing or otherwise taking delivery of are or will be characterized as “restricted securities” under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the 1933 Act and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.  The Holder represents that it is familiar with Rule 144 promulgated under the 1933 Act, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

(d)

Further Limitations on Disposition.  The Holder agrees not to make any disposition of all or any portion of the Securities (each a “Permitted Transfer”) unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 6, to the extent this Section is then applicable, and:

(i)

there is then in effect a registration statement under the 1933 Act covering the proposed disposition and such disposition is made in accordance with such registration statement; or

(ii)

(A) the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (B) if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the applicable Securities under the 1933 Act; and

(iii)

notwithstanding (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder (A) that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, or (B) to any entity that is controlled by, controls or is under common control with the Holder, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if it were an original Holder hereunder.

(e)

Legends.  Certificates evidencing the Securities may bear one or all of the following legends:

(i)

“These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act;” and

(ii)

Any legend required by the laws of the State and any other applicable state of the United States.

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7.

Certificates for Shares.  Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within 15 days following compliance by the Holder with the requirements of Section 4 above.  The Company shall not be required to issue any fractional shares, and if any fraction of a Share would be issuable on the exercise of this Warrant in full, the Company shall pay an amount in cash equal to the then current fair market value of a Share, determined in accordance with Section 5 above, times the applicable fraction.

8.

Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of Common Stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

9.

Adjustment of Exercise Price and Number of Shares. The number of and kind of Securities purchasable or receivable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a)

Subdivisions, Combinations and Other Issuances. If the Company shall subdivide the Common Stock, by split-up or otherwise, combine the Common Stock or issue additional shares of Common Stock as a dividend or other distribution with respect to any of its securities, the number of Shares issuable on the exercise of this Warrant shall be proportionately increased in the case of a subdivision, dividend or distribution and shall be proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 9(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of a dividend or other distribution, or in the event that no record date is fixed, upon the making of such dividend or distribution.

(b)

Reclassification, Reorganization and Consolidation. In the event of any reclassification, capital reorganization or change in the Common Stock, other than as a result of an event provided for in (a) above, then, as a condition of such transaction, the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with the applicable transaction by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to the transaction. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that this provision shall thereafter be applicable with respect to any Securities deliverable upon exercise of this Warrant, and appropriate adjustments shall be made to  the Exercise Price; provided that the aggregate purchase price shall remain the same.

(c)

Notice of Adjustment. When any adjustment is required to be made in the number or kind of Shares receivable upon exercise of this Warrant, or in the Warrant Price, the Company shall promptly notify the Holder thereof and of the number of Shares or other Securities thereafter receivable upon exercise of this Warrant.

(d)

No Impairment.  The Company and the Holder will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company or the Holder, respectively, but will at all times in good faith assist in the carrying out of all the provisions of this Section 9 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Company and the Holder against impairment.

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10.

No Shareholder Rights.  Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including without limitation the right to vote  Shares, receive dividends or other distributions thereon, exercise preemptive rights or, other than as may be provided in the Loan Agreement, be notified of shareholder meetings, and the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 10 shall limit the right of the Holder to be provided the notices required under this Warrant and, in addition, the Company will afford to the Holder the right, upon advance notice, to meet periodically with the Company’s chief executive and chief financial officers during mutually agreeable business hours to discuss the Company’s business and affairs.

11.

Transfers.  Subject to compliance with the requirements of Section 6 above with respect to applicable federal and state securities laws, this Warrant and all rights (but only with all related obligations) hereunder are transferable in whole or in part by the Holder upon reasonable prior written notification to the Company. The transfer shall be recorded on the books of the Company upon (i) the surrender of this Warrant, properly endorsed, to the Company at its principal offices; (ii) the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer; and (iii) the transferee’s agreement in writing to be bound by and subject to the terms and conditions of this Warrant.  In the event of a partial transfer, the Company shall issue to the Holders one or more appropriate new Warrants of like tenor to this Warrant.

12.

Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holders and their respective successors and assigns.

13.

Registration Rights. The Shares issuable upon exercise of this Warrant shall be entitled to be included, pari passu, with any other shares of Common Stock and any securities issuable upon conversion of the Common Stock, pursuant to the Registration Rights Agreement, as well as under the terms of any other registration rights, if any, that the Company may have heretofore or may hereafter grant to any other persons whomsoever, and the Company agrees to do all such things in connection with any registration rights agreements or registration of the Common Stock under the 1933 Act to ensure that the rights of the Holder hereunder are recognized in connection therewith.

14.

Amendments and Waivers.  Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

15.

Notices.  All notices required or otherwise made under this Warrant shall be given as provided in Section 12.2 of the Purchase Agreement.

16.

Captions.  The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

17.

Governing Law.  This Warrant shall be governed by the laws of the State of Delaware.

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          IN WITNESS WHEREOF, this Warrant to be executed by the Company and acknowledged by the Holder as of                         , 200   .

CHAPEAU, INC.

By:

Authorized Officer

ACCEPTED AND ACKNOWLEDGED:

[Name of Holder]

By:

Name:

Title:

6

NOTICE OF EXERCISE

To: Chapeau, Inc.

 The undersigned hereby elects to:

*

Purchase  _________ shares of the Common Stock of Chapeau, Inc. (the “Company”)  pursuant to the terms of the attached Warrant, and payment of the Exercise Price per share required under the Warrant accompanies this notice;

          OR

*

Exercise the attached Warrant for * all of the shares OR * __________ of the shares purchasable under the Warrant pursuant to the net exercise provisions of Section 5 of the Warrant.

The undersigned hereby represents and warrants that it is acquiring the indicated shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

WARRANT HOLDER:

_________________________________________

By:______________________________________

Date:                                          .

Name in which shares should be registered:

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EXHIBIT 2.1

TO

BOND PURCHASE AGREEMENT

Form of Series A Bonds

CHAPEAU, INC.

a Utah corporation

12% SERIES A CONVERTIBLE BONDS

DUE MAY 1, 2009

No. R-1

April 16, 2004

$1,435,000

CHAPEAU, INC., a Utah corporation (the “Company”), for value received promises to pay to CALIM BRIDGE PARTNERS I, LLC, or its assigns the principal amount of:

ONE MILLION FOUR HUNDRED THIRTY FIVE THOUSAND DOLLARS

on May 1, 2009, and on the following terms:

a.

Definitions.

Capitalized terms used in this Bond shall, unless otherwise defined or the context otherwise requires, have the meanings assigned them in the Bond Purchase Agreement dated as of April 16, 2004 (the “Agreement”), pursuant to which this Bond has been issued.

b.

Interest.

The Company promises to pay interest on the principal amount of this Bond and, to the extent lawful, on any interest payment due but unpaid on such principal amount at the rate of 12 percent per annum.  Interest will be payable semiannually on the 16th day of each October and April, commencing  October 16, 2004.  Accrued and unpaid interest outstanding hereon upon a Conversion, in whole or in part, pursuant to Section 7 below will, to the extent of such Conversion, no longer be due and payable and cease to be an obligation of the Company or any other Person to the Holder.

Interest on this Bond will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of this Bond specified above.  Interest on this Bond shall be computed based upon a year of 360 days comprised of 12 months of 30 days each.

c.

Payment.

Interest on this Bond shall be paid on each Interest Payment Date to the Holder hereof as indicated in the records of the Company kept for such purpose (the “Register”) on the tenth Business Day immediately preceding each Interest Payment Date, at its address last appearing in the Register, in legal currency of the United States by check, by wire transfer or by such other method as may be reasonably agreed upon between the Company and the Holder.  The principal amount of this Bond, and accrued and unpaid interest thereon, is payable only upon its surrender for such purpose to the Company by the Holder.

d.

Transfers.

This Bond may be transferred only in compliance with the terms of the Agreement and only in Authorized Denominations.  To be effective, a transfer shall be registered with the Company, which shall make notations of transfers in the Register and, in its discretion, cause a new Bond certificate to be issued and registered in the name of the transferee in exchange for this Bond.  The Company may impose such reasonable requirements on the processing of transfers as it may determine, including the requirement that this Bond be endorsed by the Holder on the form of assignment provided herewith prior to any transfer and/or accompanied by appropriate instruments of transfer upon its presentation to the Company for such purpose.

1

e.

Agreement.

This Bond has been issued under and is subject to and governed by the terms and provisions of the Agreement, a copy of which will be furnished to the Holder by the Company at no cost upon request.  Under the Agreement, Series A Bonds in the aggregate principal amount of $2,000,000 have been or are authorized to be issued.

f.

Prepayment.

This Bond is subject to optional prepayment by the Company on any Business Day subsequent to May 1, 2006 and  prior to the Maturity Date, in whole or in part in Authorized Denominations, upon 45 days’ prior written notice to the Holder at a price equal to the original principal amount thereof plus all accrued and unpaid interest thereon to the date of prepayment.

g.

Conversion.

The Holder of this Bond may convert it, in whole or in part, into Units, each comprised of one share of Common Stock and a Warrant to acquire one share of Common Stock at any time before the close of business on the Maturity Date and, if this Bond has been called for prepayment, then at any time before the close of business on the date scheduled for prepayment.  The initial Conversion Price is $0.40 principal amount of this Bond per Unit, subject to adjustment with respect to the Units in certain events as provided in the Agreement.  To determine the number of Units issuable upon the Conversion of this Bond, the principal amount of this Bond shall be divided by the Conversion Price in effect on the date of conversion.  The Company may, in its discretion, either issue fractional shares or pay to the Holder the value of any fractional shares, determined with respect to the applicable Conversion Price.

In the event that this Bond shall then have been prepaid, in whole or in part, the Holder shall nonetheless be entitled to Conversion of this Bond up to the maximum authorized principal amount of the Bond by paying to the Company on the applicable Conversion Date an amount equal to the purchase price (based upon the price paid by the Holder for the Bonds pursuant to the Agreement) for such prepaid Bond.  In such event, the Company shall not be obligated to issue the Series A Bonds to which such payment relates, but shall be entitled and obligated to issue solely the Units into which such principal amount of Series A Bonds are convertible.

To convert this Bond, the Holder shall surrender this Bond to the Company at its principal office, accompanied by written notice to the Company that the Holder elects to convert all or an indicated portion of this Bond and stating the number of Units for which the Conversion right is being exercised and the name in which the certificates for the applicable shares of Common Stock and Warrants shall be registered.

In the event that the Company merges, consolidates or otherwise participates in a reorganization, then the right of a Holder to convert this Bond into shares of Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or such other successor to the Company as may be provided.

As provided in the Agreement, Conversion of this Bond may only be made in accordance with the provisions of the 1933 Act and other applicable securities laws.

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h.

Covenants and Agreements.

The Agreement contains various covenants and agreements of the Company applicable to it.  These various agreements restrict incurrence of Debt, sales and transfers of assets and restrict or affect other actions that the Company may become subject to or otherwise take during the time the Series A Bonds remain outstanding, as well as impose various reporting and other requirements upon the Company.  The agreements are subject to a number of important qualifications and exceptions.

i.

Events of Default and Remedies.

Upon the occurrence of an Event of Default, the Holders, acting collectively, may exercise one or more remedies as provided in the Agreement, including without limitation the acceleration of the maturity of the Series A Bonds.

[Remainder of Page Intentionally Left Blank]

3

IN WITNESS WHEREOF this Bond has been executed by an authorized officer of the Company on April 16, 2004.

CHAPEAU, INC.

By: /s/ Guy A. Archbold

Authorized Officer

4

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (print or typewrite name, address and zip code of transferee):

(Social Security or other identifying number:            ) this Bond and all rights hereunder and hereby irrevocably constitutes and appoints                                   attorney to transfer this Bond on the books kept for registration hereof, with full power of substitution in the premises.

Dated:

NOTICE:

The signature on this Assignment must correspond with the  name of the registered owner as it appears on the face of this Bond in every particular and must be guaranteed in a manner satisfactory to the Company.

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EXHIBIT 2.4(a)

TO

BOND PURCHASE AGREEMENT

Subsequent Closing Dates

EXHIBIT 2.4(b)

TO

BOND PURCHASE AGREEMENT

Form of Request Certificate

REQUEST CERTIFICATE

CHAPEAU, INC., a Utah corporation (the “Company”), hereby makes this request (the “Request”) for an Advance (as hereinafter defined) to Calim Bridge Partners I, LLC, a Delaware limited liability company (“Calim”), pursuant to the terms and provisions of a Bond Purchase Agreement between the Company and Calim dated April 16, 2004 (the “Agreement”).

1.

Definitions.  Unless otherwise defined or the context otherwise requires, capitalized terms used in this Request shall have the meanings assigned them in the Agreement.

2.

Amount.  The Company hereby requests an Advance by Calim pursuant to the Agreement in the amount of $

.  The Company requests the Advance be made on or before

 (which date is no sooner than * two days before a Subsequent Closing Date scheduled on Exhibit 2.4(a) to the Agreement or * five days from the date of this Request in all other events), by transmission of immediately available funds by wire to the Company’s account in accordance with * the wiring instructions attached to this Request OR * the wiring instructions last furnished by the Company to Calim.

3.

Purposes.  The purposes for which the Advance is being requested are:

4.

Budget.  Attached to this Request is a budget for the period to which this Request pertains, providing in reasonable detail the Company’s expected uses of funds advanced pursuant to this Request and other applicable financial projections for such period.

5.

Representations.  The Company represents and warrants to Calim that (i) the Company is in conformity with the terms and provisions of each of the Agreement and no Event of Default or event which, with the passage of time or the provision of notice or both, would constitute an Event of Default, has occurred and is continuing; (ii) except as provided in an Amended Schedule of Exceptions, attached to this Request as Exhibit A, the representations and warranties of the Company contained in the Agreement are true and correct in all material respects as if made as of the date of this Request; and (iii) all conditions to the Advance by the Holder contained in Section 6.1 of the Agreement have either been complied with or will be complied with by the Company on or prior to the applicable Subsequent Closing Date, including without limitation the execution and delivery by the Company of a Series A Bond to Calim in a face amount equal to the amount of the Advance requested hereby.

DATED:                       , 2004.

CHAPEAU, INC.

By:

Authorized Officer

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